Exhibit 99.1

Pennsylvania Real Estate Investment Trust

Supplemental Financial and Operating Information

Quarter Ended June 30, 2008

www.preit.com

NYSE common shares (PEI)

Pennsylvania Real Estate Investment Trust

Supplemental Financial and Operating Information

June 30, 2008

Table of Contents

Introduction
Company Information	3
Press Release Announcements	4
Market Capitalization and Capital Resources	5

Operating Results
Income Statement-Proportionate Consolidation Method-Three Months Ended June 30, 2008 and June 30, 2007	6
Income Statement-Proportionate Consolidation Method-Six Months Ended June 30, 2008 and June 30, 2007	7
Net Operating Income-Three Months Ended June 30, 2008 and June 30, 2007	8
Net Operating Income-Six Months Ended June 30, 2008 and June 30, 2007	9
Computation of Earnings per Share	10
Funds From Operations and Funds Available for Distribution	11

Operating Statistics
Leasing Activity Summary	12
Summarized Rent Per Square Foot and Occupancy Percentages	13
Mall Sales and Rent Per Square Foot	14
Mall Occupancy-Owned GLA	15
Strip and Power Center Rent Per Square Foot and Occupancy Percentages	16
Top Twenty Tenants	17
Lease Expirations	18
Gross Leasable Area Summary	19
Property Information	20
Vacant Anchor Summary	23

Balance Sheet
Balance Sheet-Proportionate Consolidation Method	24
Balance Sheet-Property Type	25
Investment in Real Estate	26
Property Redevelopment and Repositioning Summary	28
Development Property Summary	29
Capital Expenditures	30
Debt Analysis	31
Debt Schedule	32
Shareholder Information	33
Definitions	34

FORWARD-LOOKING STATEMENTS

This Quarterly Supplemental Financial and Operating Information contains certain “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements relate to expectations, beliefs, projections, future plans, strategies, anticipated events, trends and other matters that are not historical facts. These forward-looking statements reflect PREIT’s current views about future events and are subject to risks, uncertainties and changes in circumstances that might cause future events, achievements or results to differ materially from those expressed or implied by the forward-looking statements. More specifically, PREIT’s business might be affected by uncertainties affecting real estate businesses generally as well as the following, among other factors: general economic, financial and political conditions, including credit market conditions, changes in interest rates or the possibility of war or terrorist attacks; changes in local market conditions or other competitive or retail industry factors in the regions where our properties are concentrated; PREIT’s ability to maintain and increase property occupancy and rental rates, and risks relating to development or redevelopment activities, including construction, obtaining entitlements and managing multiple projects simultaneously. In particular, the successful development or redevelopment of any property is subject to a number of risks, including, among others, that PREIT’s development or redevelopment plans might change, its development or redevelopment activities might be delayed and anticipated project costs might increase. Unanticipated expenses or delays would also adversely affect PREIT’s investment returns on a development or redevelopment project. Additionally, there can be no assurance that PREIT’s actual results will not differ significantly from the estimates set forth above, or that PREIT’s returns on its developments, redevelopments or acquisitions will be consistent with the estimates outlined in the related press releases or other disclosures. Investors are also directed to consider the risks and uncertainties discussed in documents PREIT has filed with the Securities and Exchange Commission and, in particular, PREIT’s Annual Report on Form 10-K for the year ended December 31, 2007. PREIT does not intend to update or revise any forward-looking statements to reflect new information, future events or otherwise.

Pennsylvania Real Estate Investment Trust

Company Information

Background

Pennsylvania Real Estate Investment Trust (“PREIT” or “the Company”), founded in 1960 and one of the first equity REITs in the U.S., has a primary investment focus on retail shopping malls and strip and power centers. As of June 30, 2008, the Company’s retail portfolio, which was approximately 34.1 million square feet, consisted of 55 properties including 38 shopping malls, 13 strip and power centers, and four properties under development. The Company’s properties are located in 13 states in the eastern half of the United States, primarily in the Mid-Atlantic region.

If you would like to participate in our quarterly conference call or would like additional information about PREIT, please contact:

Nurit Yaron, Vice President - Investor Relations

200 South Broad Street

Philadelphia, PA 19102

Telephone: (215) 875-0735

Fax: (215) 546-2504

Email: yaronn@preit.com

Reporting Calendar

Results for 2008 will be announced as follows (tentative dates):

Third Quarter 2008	October 28, 2008
Fourth Quarter 2008	February 24, 2009

Research Coverage

Company	Analyst	Phone Number
Citi Investment Research	Michael Bilerman	(212) 816-1383
	Ambika Goel	(212) 816-6981

Green Street Advisors	Jim Sullivan	(949) 640-8780
	Ben Yang	(949) 640-8780

JP Morgan	Michael W. Mueller	(212) 622-6689
	Sarah E. King	(212) 622-5670

Merrill Lynch	Craig Schmidt	(212) 449-1944
	Steve Sakwa	(212) 449-0335
	David Wiggington	(212) 449-2729

Stifel Nicolaus	Nathan Isbee	(443) 224-1346
	David M. Fick	(443) 224-1308

UBS Securities	Jeffrey Spector	(212) 713-6144

Pennsylvania Real Estate Investment Trust

Press Release Announcements

Dividends and Distributions:

July 28, 2008 PREIT announced the Board of Trustees of the Company declared a quarterly cash dividend of $0.57 per common share.

April 9, 2008 PREIT announced the Board of Trustees of the Company declared a quarterly cash dividend of $0.57 per common share.

Acquisitions, dispositions, development and redevelopment activities:

June 24, 2008 PREIT announced that it has agreed to terms with the Commonwealth of Pennsylvania to lease the fourth, fifth and sixth floor of the former Strawbridge’s location at 8th and Market Streets in Philadelphia, PA.

Financing activities:

July 24, 2008 PREIT announced that it has completed financing of Paxton Towne Centre in Harrisburg, Pennsylvania.

June 23, 2008 PREIT announced that it has completed financing of Christiana Center in Newark, Delaware, and Creekview Center in Warrington, Pennsylvania.

Other activities:

July 21, 2008 PREIT scheduled its Second Quarter 2008 earnings call for Thursday, August 7, 2008.

June 4, 2008 PREIT presented at REITWeek™ 2008 NAREIT Investor Forum.

May 6, 2008 PREIT reported its First Quarter 2008 financial results.

April 8, 2008 PREIT presented at the 2008 Credit Suisse Global Real Estate Conference in New York on April 9, 2008.

April 8, 2008 PREIT scheduled its First Quarter 2008 earnings call for Tuesday, May 6, 2008.

Pennsylvania Real Estate Investment Trust

Market Capitalization and Capital Resources

	Quarter Ended June 30,		Year Ended December 31,
	2008	2007	2007	2006	2005
TRADING INFORMATION
High Price	$27.88	$50.39	$50.39	$44.53	$50.20
Low Price	$23.00	$42.64	$28.48	$36.75	$35.24
Average Daily Trading Volume	391,406	577,372	402,381	223,686	209,537

MARKET CAPITALIZATION (in thousands, except per share amounts)
EQUITY CAPITALIZATION
Common Shares Outstanding	39,367	38,714	38,953	36,947	36,521
OP Units Outstanding	2,238	2,714	2,395	4,297	4,156

TOTAL Shares and OP Units	41,605	41,428	41,348	41,244	40,677

Market Price (closing price at end of period)	$23.14	$44.33	$29.68	$39.38	$37.36

Equity Market Capitalization—Shares and OP Units	$962,752	$1,836,485	$1,227,216	$1,606,325	$1,519,679
Preferred Shares, Nominal Value	—	123,750	—	123,750	123,750

Total Equity Market Capitalization	962,752	1,960,235	1,227,216	1,730,075	1,643,429

DEBT CAPITALIZATION
Unsecured Debt Balance (1) (2)	642,500	323,648	617,500	333,148	436,900
Secured Debt Balance	1,946,100	1,843,748	1,831,211	1,789,511	1,523,745

Debt Capitalization	2,588,600	2,167,396	2,448,711	2,122,659	1,960,645

TOTAL MARKET CAPITALIZATION	$3,551,352	$4,127,631	$3,675,927	$3,852,734	$3,604,074

Shares and OP Units/Total Market Capitalization	27.1%	44.5%	33.4%	41.7%	42.2%
Preferred Shares/Total Market Capitalization	0.0%	3.0%	0.0%	3.2%	3.4%
Equity Capitalization/Total Market Capitalization	27.1%	47.5%	33.4%	44.9%	45.6%
Debt Capitalization/Total Market Capitalization	72.9%	52.5%	66.6%	55.1%	54.4%
Unsecured Debt Balance/Total Debt	24.8%	14.9%	25.2%	15.7%	22.3%

DISTRIBUTIONS PER COMMON SHARE

Ordinary Income	(3)	$0.526	$2.105	$1.935	$2.075
Section 1250 Gain	(3)	—	—	0.037	—
Return of Capital/Non-Taxable	(3)	0.044	0.175	0.308	0.175

Distributions per share	$0.570	$0.570	$2.280	$2.280	$2.250

Annualized Dividend Yield (4)	9.9%	5.1%	7.7%	5.8%	6.0%

CAPITAL RESOURCES

Cash and Cash Equivalents	$28,444	$12,578	$33,227	$18,727	$25,828

Credit Facility	500,000	500,000	500,000	500,000	500,000
Amount Outstanding	(355,000)	(35,000)	(330,000)	(332,000)	(342,500)
Letters of Credit	(17,806)	(14,839)	(16,686)	(24,803)	(10,485)

Available Line of Credit (5)	127,194	450,161	153,314	143,197	147,015

Shelf Registration	1,000,000	1,000,000	1,000,000	1,000,000	1,000,000
Amount Used	(344,146)	(344,146)	(344,146)	(344,146)	(344,146)

Available Shelf	655,854	655,854	655,854	655,854	655,854

TOTAL CAPITAL RESOURCES	$811,492	$1,118,593	$842,395	$817,778	$828,697

(1)	The unsecured debt balance includes $1,148, $1,148 and $94,400 of corporate notes payable as of June 30, 2007, December 31, 2006 and December 31, 2005, respectively.
(2)	The unsecured debt balance includes $287,500 in exchangeable senior notes as of June 30, 2008, December 31, 2007 and June 30, 2007.
(3)	Tax status of 2008 dividend payments will be available in January 2009.
(4)	Based on closing share price at the end of the period.
(5)	The available line of credit is subject to covenants that may restrict amounts that can be borrowed.

Pennsylvania Real Estate Investment Trust

Income Statement - Three Months Ended June 30, 2008 and 2007

Proportionate Consolidation Method

(in thousands)

	Three months ended June 30, 2008				Three months ended June 30, 2007
	GAAP	Share of unconsolidated partnerships (1)	Discontinued operations	Total	GAAP	Share of unconsolidated partnerships (1)	Discontinued operations	Total
Real estate revenue:
Base rent	$73,025	$6,410	$—	$79,435	$70,854	$5,878	$(1)	$76,731
Expense reimbursements	33,512	2,643	—	36,155	32,885	2,319	16	35,220
Percentage rent	978	115	—	1,093	1,542	11	—	1,553
Lease termination revenue	1,413	—	—	1,413	243	(1)	—	242
Other real estate revenue	3,641	695	—	4,336	3,996	254	—	4,250

TOTAL REAL ESTATE REVENUE	112,569	9,863	—	122,432	109,520	8,461	15	117,996

Property operating expenses:
CAM and real estate taxes	(32,397)	(2,206)	—	(34,603)	(30,992)	(1,735)	(7)	(32,734)
Utilities	(6,312)	(242)	—	(6,554)	(5,910)	(238)	—	(6,148)
Other property operating expenses	(6,275)	(571)	—	(6,846)	(5,679)	(501)	(24)	(6,204)

TOTAL PROPERTY OPERATING EXPENSES	(44,984)	(3,019)	—	(48,003)	(42,581)	(2,474)	(31)	(45,086)

NET OPERATING INCOME	67,585	6,844	—	74,429	66,939	5,987	(16)	72,910

Management company revenue	917	—	—	917	533	—	—	533
Interest and other income	135	—	—	135	484	—	—	484
Other expenses:
General and administrative expenses	(10,907)	—	—	(10,907)	(10,682)	—	—	(10,682)
Abandoned project costs, income taxes and other expenses	(235)	—	—	(235)	(98)	—	—	(98)

Total other expenses	(11,142)	—	—	(11,142)	(10,780)	—	—	(10,780)
Interest expense, net (2)	(25,375)	(2,646)	—	(28,021)	(23,661)	(3,107)	—	(26,768)
Depreciation and amortization	(37,205)	(2,091)	—	(39,296)	(32,453)	(1,711)	—	(34,164)

Subtotal	(5,085)	2,107	—	(2,978)	1,062	1,169	(16)	2,215
Equity in income of partnerships	2,107	(2,107)	—	—	1,169	(1,169)	—	—
Gain on sale of interest in real estate	—	—	—	—	579	—	—	579
Gains on sales of non-operating real estate	—	—	—	—	1,484	—	—	1,484
Minority interest	80	—	—	80	(405)	—	—	(405)

TOTAL CONTINUING OPERATIONS	(2,898)	—	—	(2,898)	3,889	—	(16)	3,873

Discontinued Operations:
Operating results from discontinued operations	—	—	—	—	(16)	—	16	—
Minority interest	—	—	—	—	2	—	—	2

TOTAL DISCONTINUED OPERATIONS	—	—	—	—	(14)	—	16	2

NET (LOSS) INCOME	(2,898)	—	—	(2,898)	3,875	—	—	3,875

Dividends on preferred shares	—	—	—	—	(3,403)	—	—	(3,403)

NET (LOSS ALLOCABLE) INCOME AVAILABLE TO COMMON SHAREHOLDERS	$(2,898)	$—	$—	$(2,898)	$472	$—	$—	$472

(1)	PREIT’s proportionate share of partnership operations is “grossed up” to reflect the Company’s share of the total revenue and expenses of the underlying properties.
(2)	Capitalized interest expense of $3,583 and $3,884 is not included for the three months ended June 30, 2008 and June 30, 2007, respectively.

Pennsylvania Real Estate Investment Trust

Income Statement - Six Months Ended June 30, 2008 and 2007

Proportionate Consolidation Method

(in thousands)

	Six months ended June 30, 2008				Six months ended June 30, 2007
	GAAP	Share of unconsolidated partnerships (1)	Discontinued operations	Total	GAAP	Share of unconsolidated partnerships (1)	Discontinued operations	Total
Real estate revenue:
Base rent	$146,842	$12,648	$—	$159,490	$141,753	$11,822	$543	$154,118
Expense reimbursements	67,940	4,899	—	72,839	67,659	4,474	436	72,569
Percentage rent	2,466	119	—	2,585	3,633	38	—	3,671
Lease termination revenue	2,298	—	—	2,298	718	2	—	720
Other real estate revenue	7,232	862	—	8,094	7,653	447	82	8,182

TOTAL REAL ESTATE REVENUE	226,778	18,528	—	245,306	221,416	16,783	1,061	239,260

Property operating expenses:
CAM and real estate taxes	(65,269)	(3,922)	—	(69,191)	(63,496)	(3,523)	(489)	(67,508)
Utilities	(12,289)	(462)	—	(12,751)	(12,169)	(446)	(259)	(12,874)
Other property operating expenses	(11,854)	(1,241)	—	(13,095)	(11,295)	(1,097)	(99)	(12,491)

TOTAL PROPERTY OPERATING EXPENSES	(89,412)	(5,625)	—	(95,037)	(86,960)	(5,066)	(847)	(92,873)

NET OPERATING INCOME	137,366	12,903	—	150,269	134,456	11,717	214	146,387

Management company revenue	1,811	—	—	1,811	973	—	—	973
Interest and other income	382	—	—	382	1,788	—	—	1,788
Other expenses:
General and administrative expenses	(21,414)	—	—	(21,414)	(21,168)	—	—	(21,168)
Abandoned project costs, income taxes and other expenses	(1,503)	—	—	(1,503)	(669)	—	—	(669)

Total other expenses	(22,917)	—	—	(22,917)	(21,837)	—	—	(21,837)
Interest expense, net (2)	(52,366)	(5,317)	—	(57,683)	(47,472)	(6,180)	(136)	(53,788)
Depreciation and amortization	(73,020)	(4,017)	—	(77,037)	(64,227)	(3,413)	(215)	(67,855)

Subtotal	(8,744)	3,569	—	(5,175)	3,681	2,124	(137)	5,668
Equity in income of partnerships	3,569	(3,569)	—	—	2,124	(2,124)	—	—
Gains on sales of interests in real estate	—	—	—	—	579	—	—	579
Gains on sales of non-operating real estate	—	—	—	—	1,484	—	—	1,484
Minority interest	149	—	—	149	(780)	—	—	(780)

TOTAL CONTINUING OPERATIONS	(5,026)	—	—	(5,026)	7,088	—	(137)	6,951

Discontinued Operations:
Operating results from discontinued operations	—	—	—	—	(137)	—	137	—
Gain on sale of discontinued operations	—	—	—	—	6,699	—	—	6,699
Minority interest	—	—	—	—	(690)	—	—	(690)

TOTAL DISCONTINUED OPERATIONS	—	—	—	—	5,872	—	137	6,009

NET (LOSS) INCOME	(5,026)	—	—	(5,026)	12,960	—	—	12,960

Dividends on preferred shares	—	—	—	—	(6,806)	—	—	(6,806)

NET (LOSS ALLOCABLE) INCOME AVAILABLE TO COMMON SHAREHOLDERS	$(5,026)	$—	$—	$(5,026)	$6,154	$—	$—	$6,154

(1)	PREIT’s proportionate share of partnership operations is “grossed up” to reflect the Company’s share of the total revenue and expenses of the underlying properties.
(2)	Capitalized interest expense of $7,439 and $7,429 is not included for the six months ended June 30, 2008 and June 30, 2007, respectively.

Pennsylvania Real Estate Investment Trust

Net Operating Income(1) - Three Months Ended June 30, 2008 and 2007

(in thousands)

	Three months ended June 30, 2008				Three months ended June 30, 2007
SAME STORE RETAIL/NEW/OTHER	Same	New	Other	Total	Same	New	Other	Total
Real estate revenue:
Base rent	$78,075	$871	$489	$79,435	$76,680	$3	$48	$76,731
Expense reimbursements	36,060	71	24	36,155	35,205	—	15	35,220
Percentage rent	1,062	—	31	1,093	1,553	—	—	1,553
Lease termination revenue	1,413	—	—	1,413	242	—	—	242
Other real estate revenue	3,903	—	433	4,336	4,249	—	1	4,250

TOTAL REAL ESTATE REVENUE	120,513	942	977	122,432	117,929	3	64	117,996

Property operating expenses:
CAM and real estate taxes	(33,978)	(55)	(570)	(34,603)	(32,717)	(3)	(14)	(32,734)
Utilities	(6,543)	(10)	(1)	(6,554)	(6,148)	—	—	(6,148)
Other property operating expenses	(6,773)	(23)	(50)	(6,846)	(6,178)	—	(26)	(6,204)

TOTAL PROPERTY OPERATING EXPENSES	(47,294)	(88)	(621)	(48,003)	(45,043)	(3)	(40)	(45,086)

NET OPERATING INCOME	$73,219	$854	$356	$74,429	$72,886	$—	$24	$72,910

	Three months ended June 30, 2008			Three months ended June 30, 2007
SAME STORE COMPARISON	Malls	Strip and Power Centers	Total	Malls	Strip and Power Centers	Total
Real estate revenue:
Base rent	$70,554	$7,521	$78,075	$69,158	$7,522	$76,680
Expense reimbursements	34,354	1,706	36,060	33,678	1,527	35,205
Percentage rent	984	78	1,062	1,542	11	1,553
Lease termination revenue	1,413	—	1,413	242	—	242
Other real estate revenue	3,840	63	3,903	4,193	56	4,249

TOTAL REAL ESTATE REVENUE	111,145	9,368	120,513	108,813	9,116	117,929

Property operating expenses:
CAM and real estate taxes	(32,448)	(1,530)	(33,978)	(31,083)	(1,634)	(32,717)
Utilities	(6,470)	(73)	(6,543)	(6,102)	(46)	(6,148)
Other property operating expenses	(6,573)	(200)	(6,773)	(5,897)	(281)	(6,178)

TOTAL PROPERTY OPERATING EXPENSES	(45,491)	(1,803)	(47,294)	(43,082)	(1,961)	(45,043)

NET OPERATING INCOME	$65,654	$7,565	$73,219	$65,731	$7,155	$72,886

(1)	PREIT’s proportionate share of partnership operations is “grossed up” to reflect the Company’s share of the total revenue and expenses of the underlying properties.

Pennsylvania Real Estate Investment Trust

Net Operating Income(1) - Six Months Ended June 30, 2008 and 2007

(in thousands)

	Six months ended June 30, 2008				Six months ended June 30, 2007
SAME STORE RETAIL/NEW/OTHER	Same	New	Other	Total	Same	New	Other	Total
Real estate revenue:
Base rent	$156,947	$1,741	$802	$159,490	$153,470	$6	$642	$154,118
Expense reimbursements	72,660	148	31	72,839	72,133	—	436	72,569
Percentage rent	2,553	—	32	2,585	3,671	—	—	3,671
Lease termination revenue	2,298	—	—	2,298	720	—	—	720
Other real estate revenue	7,661	—	433	8,094	8,099	—	83	8,182

TOTAL REAL ESTATE REVENUE	242,119	1,889	1,298	245,306	238,093	6	1,161	239,260

Property operating expenses:
CAM and real estate taxes	(68,326)	(130)	(735)	(69,191)	(66,998)	(6)	(504)	(67,508)
Utilities	(12,729)	(21)	(1)	(12,751)	(12,614)	—	(260)	(12,874)
Other property operating expenses	(12,951)	(62)	(82)	(13,095)	(12,391)	—	(100)	(12,491)

TOTAL PROPERTY OPERATING EXPENSES	(94,006)	(213)	(818)	(95,037)	(92,003)	(6)	(864)	(92,873)

NET OPERATING INCOME	$148,113	$1,676	$480	$150,269	$146,090	$—	$297	$146,387

	Six months ended June 30, 2008			Six months ended June 30, 2007
SAME STORE COMPARISON	Malls	Strip and Power Centers	Total	Malls	Strip and Power Centers	Total
Real estate revenue:
Base rent	$141,936	$15,011	$156,947	$138,519	$14,951	$153,470
Expense reimbursements	69,341	3,319	72,660	68,749	3,384	72,133
Percentage rent	2,454	99	2,553	3,628	43	3,671
Lease termination revenue	2,298	—	2,298	718	2	720
Other real estate revenue	7,550	111	7,661	7,982	117	8,099

TOTAL REAL ESTATE REVENUE	223,579	18,540	242,119	219,596	18,497	238,093

Property operating expenses:
CAM and real estate taxes	(65,216)	(3,110)	(68,326)	(63,515)	(3,483)	(66,998)
Utilities	(12,597)	(132)	(12,729)	(12,528)	(86)	(12,614)
Other property operating expenses	(12,464)	(487)	(12,951)	(11,919)	(472)	(12,391)

TOTAL PROPERTY OPERATING EXPENSES	(90,277)	(3,729)	(94,006)	(87,962)	(4,041)	(92,003)

NET OPERATING INCOME	$133,302	$14,811	$148,113	$131,634	$14,456	$146,090

(1)	PREIT’s proportionate share of partnership operations is “grossed up” to reflect the Company’s share of the total revenue and expenses of the underlying properties.

Pennsylvania Real Estate Investment Trust

Computation of

Earnings Per Share

(in thousands, except per share amounts)

	Three months ended June 30,		Six months ended June 30,
	2008	2007	2008	2007
Net (loss) income from continuing operations	$(2,898)	$3,889	$(5,026)	$7,088
Dividends on preferred shares	—	(3,403)	—	(6,806)

Net (loss) income from continuing operations allocable to common shareholders	(2,898)	486	(5,026)	282
Dividends on unvested restricted shares	(305)	(272)	(614)	(543)

(Loss) income from continuing operations used to calculate earnings per share - basic	(3,203)	214	(5,640)	(261)
Minority interest in properties-continuing operations	—	—	—	—

(Loss) income from continuing operations used to calculate earnings per share - diluted	$(3,203)	$214	$(5,640)	$(261)

(Loss) income from discontinued operations	$—	$(14)	$—	$5,872

Basic (loss) earnings per share:
(Loss) income from continuing operations	$(0.08)	$0.01	$(0.15)	$(0.01)
Income from discontinued operations	—	—	—	0.16

	$(0.08)	$0.01	$(0.15)	$0.15

Diluted (loss) earnings per share:
(Loss) income from continuing operations	$(0.08)	$0.01	$(0.15)	$(0.01)
Income from discontinued operations	—	—	—	0.16

	$(0.08)	$0.01	$(0.15)	$0.15

Weighted average of common shares outstanding	39,330	37,547	39,272	37,279

Weighted average of unvested restricted shares	(540)	(477)	(520)	(461)

Weighted average shares outstanding - basic	38,790	37,070	38,752	36,818

Weighted average effect of common share equivalents (1)	—	437	—	—

Total weighted average shares outstanding - diluted	38,790	37,507	38,752	36,818

(1)

For the three and six month periods ended June 30, 2008 and the six month period ended June 30, 2007, respectively, there are net losses allocable to common shareholders from continuing operations, so the effect of common share equivalents is excluded from the calculation of diluted loss per share for these periods.

Pennsylvania Real Estate Investment Trust

Funds From Operations and Funds Available for Distribution

(in thousands, except per share amounts)

	Three months ended June 30,			Six months ended June 30,		Year Ended December 31,
	2008		2007	2008	2007	2007
FUNDS FROM OPERATIONS (FFO)
Net (loss) income	$(2,898)		$3,875	$(5,026)	$12,960	$23,161
Redemption of preferred shares	—		—	—	—	13,347
Dividends on preferred shares	—		(3,403)	—	(6,806)	(7,941)
Minority interest	(80)		403	(149)	1,470	2,105
Gain on sale of interests in real estate	—		(579)	—	(579)	(579)
Gain on sale of interests in discontinued operations	—		—	—	(6,699)	(6,699)
Depreciation and amortization: (1)
Wholly owned and consolidated partnerships	36,541		31,881	71,717	63,096	129,924
Unconsolidated partnerships	2,091		1,711	4,017	3,413	7,130
Discontinued operations	—		—	—	215	215

FFO	$35,654		$33,888	$70,559	$67,070	$160,663

FUNDS AVAILABLE FOR DISTRIBUTION (FAD)
FFO	$35,654		$33,888	$70,559	$67,070	$160,663
Adjustments:
Straight line rent	(1,094)		(389)	(1,760)	(955)	(2,484)
Recurring capital expenditures	(4,219)		(2,993)	(4,905)	(3,628)	(17,579)
Tenant allowances	(2,608)		(3,457)	(4,366)	(5,299)	(14,294)
Capitalized leasing costs	(1,521)		(1,188)	(2,806)	(2,492)	(4,830)
Amortization of debt premium	(3,082)		(3,152)	(6,181)	(6,599)	(12,843)
Amortization of above- and below- market lease intangibles	244		(85)	238	(80)	(171)
Redemption of preferred shares	—		—	—	—	(13,347)

FAD	$23,374		$22,624	$50,779	$48,017	$95,115

Weighted average of common shares outstanding	38,790		37,070	38,752	36,818	37,577

Weighted average of OP Units outstanding	2,238		3,861	2,239	4,075	3,308

Weighted average effect of common share equivalents	36		437	22	445	325

Total weighted average shares outstanding, including OP Units	41,064		41,368	41,013	41,338	41,210

Net (loss) income per diluted share	$(0.08)		$0.01	$(0.15)	$0.15	$0.73

FFO per diluted share	$0.87		$0.82	$1.72	$1.62	$3.90
FAD per diluted share	$0.57		$0.55	$1.24	$1.16	$2.31

Dividend per common share	$0.57		$0.57	$1.14	$1.14	$2.28

PAYOUT RATIOS

Payout Ratio of FFO	57.8	%(2)

Payout Ratio of FAD	97.8	%(2)

(1)	Excludes depreciation of non-real estate assets and amortization of deferred financing costs.
(2)	Twelve months ended June 30, 2008

Pennsylvania Real Estate Investment Trust

2008 Leasing Activity Summary

	Number	GLA	Average Base Rent psf		Change in Base Rent psf		Annualized Tenant Improvements psf (1)
			Previous	New	Dollar	Percentage
New Leases - Previously Leased Space:

1st Quarter	21	86,749	$27.00	$30.36	$3.36	12.5%	$3.15
2nd Quarter	22	70,048	20.02	24.47	4.45	22.2%	2.46

Total/Average	43	156,797	$23.88	$27.73	$3.85	16.8%	$2.84

New Leases - Previously Vacant Space: (2)

1st Quarter	43	151,731	$—	$25.86	$25.86	N/A	$2.94
2nd Quarter	29	126,747	—	26.73	26.73	N/A	4.95

Total/Average	72	278,478	$—	$26.25	$26.25	N/A	$3.86

Renewal: (3)

1st Quarter	112	343,485	$20.86	$23.27	$2.41	11.6%	$0.20
2nd Quarter	97	245,646	25.91	28.35	2.43	9.4%	0.07

Total/Average	209	589,131	$22.97	$25.39	$2.42	10.6%	$0.15

Anchor Renewal:

1st Quarter	2	205,869	$0.64	$0.64	$—	0.0%	$—
2nd Quarter	3	231,277	3.32	3.32	—	0.0%	—

Total/Average	5	437,146	$2.06	$2.06	$—	0.0%	$—

Anchor Other: (4)

1st Quarter	7	518,887	$1.87	$6.31	N/A	N/A	$1.46
2nd Quarter	0	—	—	—	N/A	N/A	—

Total/Average	7	518,887	$1.87	$6.31	N/A	N/A	$1.46

(1)	These leasing costs are presented as annualized costs per square foot and are spread uniformly over the initial lease term.
(2)	This category includes newly constructed and recommissioned space.
(3)	This category includes expansions, relocations and lease extensions.
(4)	This category includes previously leased and newly constructed space.

Pennsylvania Real Estate Investment Trust

Summarized Rent Per Square Foot and Occupancy Percentages

	June 30, 2008			June 30, 2007			Change
	Avg Base Rent	Occupancy		Avg Base Rent	Occupancy		Avg Base Rent	Occupancy
		Total (1)	Non-Anchor		Total (1)	Non-Anchor		Total	Non-Anchor
Enclosed Malls weighted average (2)	$30.89	87.8%	86.6%	$30.29	89.5%	86.5%	2.0%	-1.7%	0.1%
Strip and Power Centers weighted average	$16.10	97.1%	95.4%	$16.04	96.0%	93.8%	0.3%	1.1%	1.6%
Retail Portfolio weighted average	$27.26	89.1%	88.0%	$27.06	90.3%	87.6%	0.8%	-1.1%	0.4%

Consolidated Properties	$28.41	88.4%	87.2%	$28.27	89.7%	86.7%	0.5%	-1.4%	0.5%
Unconsolidated Properties	$22.49	94.9%	92.8%	$21.95	95.0%	92.9%	2.5%	-0.1%	-0.1%
Same Properties	$27.51	89.0%	87.9%	$27.06	90.3%	87.6%	1.7%	-1.3%	0.3%
New Properties	$14.61	99.2%	98.5%	N/A	N/A	N/A	N/A	N/A	N/A

(1)

Includes approximately 1.2 million square feet of vacant anchor space, as of June 30, 2008, of which 0.8 million square feet has been leased but is not occupied. As of June 30, 2007 total vacant anchor space was approximately 0.8 million square feet.

(2)

Average base rent for tenants that lease individual spaces of 10,000 square feet or less and pay fixed rent. Average base rent for tenants greater than 10,000 square feet that pay fixed rent was $13.50/sq ft as of June 30, 2008 and $13.14/sq ft as of June 30, 2007.

Pennsylvania Real Estate Investment Trust

Mall Sales and Rent Per Square Foot

	% of Current Quarter Mall NOI	June 30, 2008			June 30, 2007			Change
		Avg Base Rent(1)	Avg Comp Sales(2)	Occup. Cost Ratio(2)	Avg Base Rent(1)	Avg Comp Sales(2)	Occup. Cost Ratio(2)	Avg Base Rent(1)	Avg Comp Sales(2)	Occup. Cost Ratio(2)
Sales per square foot over $400	38.7%
Cherry Hill Mall		$43.39	$477	14.5%	$41.20	$478	13.7%	5.3%	-0.4%	0.8%
Jacksonville Mall		30.49	474	9.6%	30.20	450	9.6%	1.0%	5.2%	0.0%
Woodland Mall		42.08	471	14.3%	42.96	451	15.5%	-2.1%	4.3%	-1.2%
Lehigh Valley Mall		39.55	470	12.6%	39.29	490	11.8%	0.7%	-4.1%	0.8%
Patrick Henry Mall		37.08	457	11.5%	36.65	477	10.1%	1.2%	-4.2%	1.4%
Willow Grove Park (3) (4)		42.00	432	14.2%	41.00	438	13.7%	2.5%	-1.3%	0.5%
Moorestown Mall		35.14	423	13.9%	36.77	433	13.8%	-4.4%	-2.4%	0.1%
The Mall at Prince Georges		32.74	408	13.2%	32.14	435	12.6%	1.9%	-6.3%	0.6%

Sales per square foot between $350 - $400	22.5%
Capital City Mall		32.31	383	10.8%	31.80	365	11.1%	1.6%	5.2%	-0.3%
Springfield Mall		31.73	378	13.6%	31.97	392	12.9%	-0.7%	-3.5%	0.7%
Dartmouth Mall		29.43	378	12.0%	28.48	408	11.4%	3.3%	-7.4%	0.6%
Viewmont Mall		30.26	377	12.1%	29.40	380	11.5%	2.9%	-0.8%	0.6%
The Gallery at Market East (3) (4)		34.68	376	13.3%	35.80	419	11.9%	-3.1%	-10.3%	1.4%
Valley View Mall		29.59	372	11.9%	29.16	365	11.4%	1.5%	1.8%	0.5%
Exton Square Mall		36.73	368	14.4%	36.23	394	14.3%	1.4%	-6.6%	0.1%
Francis Scott Key Mall (4)		25.91	359	10.2%	25.48	356	9.6%	1.7%	0.8%	0.6%

Sales per square foot between $300 - $349	16.0%
Wyoming Valley Mall		29.09	349	12.2%	29.27	354	11.6%	-0.6%	-1.1%	0.6%
Valley Mall		24.47	333	11.6%	25.02	361	10.2%	-2.2%	-7.6%	1.4%
Cumberland Mall (4)		27.34	310	12.1%	25.93	327	11.8%	5.4%	-5.2%	0.3%
Logan Valley Mall		25.88	307	12.0%	24.49	301	11.6%	5.7%	2.0%	0.4%
Palmer Park Mall		23.95	304	12.1%	24.08	322	11.2%	-0.5%	-5.7%	0.9%
South Mall		24.40	302	11.4%	23.04	304	10.3%	5.9%	-0.8%	1.1%
Magnolia Mall		25.49	300	13.0%	25.35	311	12.2%	0.6%	-3.4%	0.8%

Sales per square foot under $300	22.8%
Nittany Mall		22.13	289	10.9%	21.22	289	10.9%	4.3%	-0.2%	0.0%
North Hanover Mall		24.02	288	12.3%	23.34	301	10.8%	2.9%	-4.2%	1.5%
Wiregrass Commons Mall		24.56	285	10.9%	25.05	303	10.5%	-1.9%	-5.7%	0.4%
New River Valley Mall		25.80	285	9.5%	24.63	295	9.8%	4.7%	-3.5%	-0.3%
Gadsden Mall		24.08	281	11.0%	24.03	286	10.1%	0.2%	-1.9%	0.9%
Uniontown Mall (4)		21.17	277	10.8%	21.09	280	10.5%	0.4%	-1.0%	0.3%
Crossroads Mall		21.04	277	9.4%	20.38	285	9.8%	3.3%	-2.8%	-0.4%
Orlando Fashion Square		35.40	276	16.3%	35.16	319	14.3%	0.7%	-13.5%	2.0%
Washington Crown Center		22.21	275	11.4%	21.77	294	11.9%	2.0%	-6.5%	-0.5%
Plymouth Meeting Mall		31.79	272	13.5%	30.24	278	13.2%	5.1%	-2.0%	0.3%
Beaver Valley Mall		24.92	263	13.9%	23.60	267	14.2%	5.6%	-1.5%	-0.3%
Phillipsburg Mall		25.00	258	13.9%	25.14	277	12.6%	-0.5%	-6.7%	1.3%
Lycoming Mall (4)		20.47	254	11.8%	19.85	259	11.0%	3.1%	-1.8%	0.8%
Chambersburg Mall (4)		24.63	238	11.0%	19.90	241	11.2%	23.8%	-1.2%	-0.2%
Voorhees Town Center		29.78	201	14.8%	29.25	206	14.3%	1.8%	-2.7%	0.5%

Enclosed Malls weighted average		$30.89	$355	12.6%	$30.29	$363	12.1%	2.0%	-2.1%	0.5%

Consolidated Properties		$30.39	$348	12.6%	$29.81	$356	12.1%	1.9%	-2.3%	0.5%
Unconsolidated Properties		$36.67	$438	12.9%	$36.42	$451	12.2%	0.7%	-2.9%	0.7%
Same Properties		$30.89	$355	12.6%	$30.29	$363	12.1%	2.0%	-2.1%	0.5%

(1)	Average base rent includes all non-anchor space owned by the Company and leased to tenants that lease individual spaces of 10,000 square feet or less and pay fixed rent.
(2)	Based on reported sales by all comparable non-anchor tenants that lease individual spaces of 10,000 square feet or less and have occupied the space for at least 24 months.
(3)	Property contains a vacant anchor space as of June 30, 2007.
(4)	Property contains a vacant anchor space as of June 30, 2008.

Pennsylvania Real Estate Investment Trust

Mall Occupancy - Owned GLA

	June 30, 2008		June 30, 2007		Change
	Total	Non-Anchor	Total	Non-Anchor	Total	Non-Anchor
Beaver Valley Mall	91.8%	82.3%	90.1%	77.4%	1.7%	4.9%
Capital City Mall	99.3%	98.8%	96.9%	94.8%	2.4%	4.0%
Chambersburg Mall (1)	69.2%	67.1%	88.9%	76.4%	-19.7%	-9.3%
Cherry Hill Mall	88.7%	88.7%	92.0%	92.0%	-3.2%	-3.3%
Crossroads Mall	92.5%	82.7%	92.1%	81.8%	0.4%	0.9%
Cumberland Mall (1)	82.0%	94.8%	97.6%	95.9%	-15.6%	-1.2%
Dartmouth Mall	96.3%	93.9%	96.3%	93.9%	0.0%	0.0%
Exton Square Mall	93.0%	84.7%	92.6%	83.9%	0.4%	0.8%
Francis Scott Key Mall (2)	84.1%	92.3%	95.5%	90.9%	-11.4%	1.4%
Gadsden Mall (3)	87.4%	74.1%	91.7%	80.6%	-4.3%	-6.5%
The Gallery at Market East (4)	42.8%	84.3%	41.5%	80.9%	1.3%	3.4%
Jacksonville Mall	94.8%	89.6%	94.6%	89.1%	0.2%	0.5%
Lehigh Valley Mall	95.4%	93.7%	95.8%	93.8%	-0.4%	-0.1%
Logan Valley Mall	96.8%	92.2%	97.3%	93.6%	-0.5%	-1.4%
Lycoming Mall (1)	87.3%	94.8%	96.6%	93.8%	-9.3%	1.0%
Magnolia Mall	97.1%	93.5%	94.2%	86.8%	2.9%	6.7%
Moorestown Mall	89.5%	76.3%	87.6%	70.9%	1.9%	5.4%
New River Valley Mall	94.2%	90.4%	91.7%	86.1%	2.5%	4.3%
Nittany Mall	91.9%	83.5%	94.0%	87.8%	-2.1%	-4.3%
North Hanover Mall	92.7%	82.9%	89.2%	78.4%	3.5%	4.5%
Orlando Fashion Square	91.3%	81.5%	91.0%	80.8%	0.3%	0.7%
Palmer Park Mall	97.3%	91.3%	97.3%	91.3%	0.0%	0.0%
Patrick Henry Mall	98.4%	96.8%	97.9%	95.9%	0.5%	0.9%
Phillipsburg Mall	90.7%	78.8%	92.4%	82.6%	-1.7%	-3.8%
Plymouth Meeting Mall	80.5%	71.4%	80.2%	71.1%	0.3%	0.3%
The Mall at Prince Georges	98.5%	96.8%	97.1%	93.9%	1.4%	2.9%
South Mall	90.6%	82.4%	90.8%	82.7%	-0.2%	-0.3%
Springfield Mall	88.3%	88.3%	85.9%	85.9%	2.4%	2.4%
Uniontown Mall (1)	82.1%	85.1%	94.2%	85.3%	-12.1%	-0.2%
Valley Mall	98.2%	96.9%	97.5%	95.6%	0.7%	1.3%
Valley View Mall	92.1%	89.0%	92.7%	89.9%	-0.6%	-0.9%
Viewmont Mall	97.0%	92.3%	98.7%	96.6%	-1.7%	-4.3%
Voorhees Town Center	54.4%	53.5%	66.3%	65.7%	-11.9%	-12.2%
Washington Crown Center	90.1%	81.7%	90.4%	82.3%	-0.3%	-0.6%
Willow Grove Park (4)	69.9%	94.5%	68.7%	94.5%	1.2%	0.0%
Wiregrass Commons Mall	80.9%	80.9%	83.3%	83.3%	-2.5%	-2.5%
Woodland Mall	87.2%	84.9%	87.0%	84.8%	0.2%	0.1%
Wyoming Valley Mall	92.0%	77.3%	92.7%	79.4%	-0.7%	-2.1%

Enclosed Malls weighted average	87.8%	86.6%	89.5%	86.5%	-1.7%	0.1%

Consolidated Properties	87.5%	86.2%	89.3%	86.2%	-1.8%	0.0%
Unconsolidated Properties	93.8%	92.2%	93.3%	91.2%	0.5%	1.0%
Same Properties	87.8%	86.6%	89.5%	86.5%	-1.7%	0.1%

(1)

The total occupancy percentages as of June 30, 2008 for these properties include the former Value City store locations that are currently vacant. The vacant store locations have been leased to Burlington Coat Factory, which is expected to open new stores between 3rd Quarter 2008 and 1st Quarter 2009.

(2)

The total occupancy percentage as of June 30, 2008 for this property includes the former Value City store location that is currently vacant. The vacant store location has been leased to Value City Furniture and DSW, which are expected to open in 4th Quarter 2008 and 1st Quarter 2009, respectively.

(3)

The total occupancy percentage as of June 30, 2008 reflects the decommissioning of the former Belk store, pending redevelopment. This vacant department store, which has been leased to JC Penney, represents 12.7% of the owned mall GLA.

(4)

The total occupancy percentages for The Gallery at Market East and Willow Grove Park include the former Strawbridge’s stores that are currently vacant, pending redevelopment. These vacant department stores represents 51.5% and 27.7% of the owned mall GLA for The Gallery at Market East and Willow Grove Park, respectively.

Pennsylvania Real Estate Investment Trust

Strip and Power Center Rent Per Square Foot and Occupancy Percentages

	June 30, 2008			June 30, 2007			Change
	Avg Base Rent	Occupancy		Avg Base Rent	Occupancy		Avg Base Rent	Occupancy
		Total	Non-Anchor		Total	Non-Anchor		Total	Non-Anchor
Christiana Center	$20.83	100.0%	100.0%	$20.83	100.0%	100.0%	0.0%	0.0%	0.0%
Creekview Center	15.16	100.0%	100.0%	15.11	100.0%	100.0%	0.4%	0.0%	0.0%
Crest Plaza	17.66	97.9%	96.0%	16.94	96.6%	93.6%	4.2%	1.3%	2.4%
The Commons at Magnolia	14.45	97.9%	95.8%	13.10	90.6%	81.6%	10.2%	7.3%	14.2%
Metroplex Shopping Center	19.10	100.0%	100.0%	19.10	100.0%	100.0%	0.0%	0.0%	0.0%
New River Valley Center	14.45	100.0%	100.0%	N/A	N/A	N/A	N/A	N/A	N/A
Northeast Tower Center	15.32	96.6%	94.4%	15.28	96.6%	94.4%	0.3%	0.0%	0.0%
The Court at Oxford Valley	16.43	98.3%	97.2%	16.07	97.1%	95.3%	2.2%	1.2%	1.9%
Paxton Towne Centre	15.76	100.0%	100.0%	15.52	93.5%	90.3%	1.5%	6.5%	9.7%
Red Rose Commons	13.86	99.2%	99.2%	13.86	99.2%	99.2%	0.0%	0.0%	0.0%
Springfield Park	21.79	90.9%	73.5%	21.73	90.9%	73.5%	0.3%	0.0%	0.0%
Sunrise Plaza	20.37	98.2%	64.8%	N/A	N/A	N/A	N/A	N/A	N/A
Whitehall Mall	11.81	88.5%	75.7%	11.62	90.9%	80.6%	1.7%	-2.4%	-4.9%

Weighted Average	$16.10	97.1%	95.4%	$16.04	96.0%	93.8%	0.3%	1.1%	1.6%

Consolidated Properties	$16.02	99.0%	98.2%	$16.12	96.2%	93.7%	-0.6%	2.8%	4.5%
Unconsolidated Properties	$16.15	95.5%	93.2%	$15.99	95.9%	93.8%	1.0%	-0.4%	-0.6%
Same Properties	$16.22	96.9%	95.2%	$16.04	96.0%	93.8%	1.1%	0.9%	1.4%
New Properties	$14.61	99.2%	98.5%	N/A	N/A	N/A	N/A	N/A	N/A

Pennsylvania Real Estate Investment Trust

Top Twenty Tenants (by share of PREIT’s Annualized Minimum Rent)

(dollars in thousands)

Tenant (1)	Paying Minimum Rent		Paying Percentage of Sales in lieu of Minimum Rent (2)		Total		Minimum Rent
	Number of Stores	GLA	Number of Stores	GLA	Total Number of Stores	Total GLA	Annualized Minimum Rent	PREIT’s share of Annualized Minimum Rent (3)	Percent of PREIT’s Total Retail Minimum Rent
Gap, Inc.	50	645,193	5	40,855	55	686,048	$13,382	$12,465	4.08%
Foot Locker, Inc.	78	405,232	3	9,745	81	414,977	9,093	8,590	2.81%
JCPenney Company, Inc.	23	2,281,660	6	824,327	29	3,105,987	6,999	6,999	2.29%
Limited Brands, Inc.	57	272,528	15	47,059	72	319,587	7,258	6,824	2.23%
Zale Corporation	80	62,878	1	289	81	63,167	5,738	5,414	1.77%
American Eagle Outfitters, Inc.	36	196,694	1	5,013	37	201,707	5,569	5,358	1.75%
Sears Holding Corporation	24	2,796,396	6	881,839	30	3,678,235	5,445	5,302	1.73%
Sterling Jewelers, Inc.	44	67,216	0	—	44	67,216	5,015	4,825	1.58%
Dick’s Sporting Goods	9	435,893	0	—	9	435,893	5,505	4,628	1.51%
Luxottica Group S.p.A.	53	125,849	1	548	54	126,397	4,227	3,892	1.27%
Regis Corporation	99	123,368	0	—	99	123,368	3,779	3,635	1.19%
The Finish Line, Inc.	34	158,984	3	13,022	37	172,006	3,557	3,506	1.15%
Golden Gate Private Equity (4)	15	135,985	2	16,472	17	152,457	3,687	3,449	1.13%
The Children’s Place Retail	31	137,244	1	3,898	32	141,142	3,726	3,430	1.12%
Abercrombie & Fitch Co.	19	130,211	0	—	19	130,211	3,775	3,408	1.11%
Borders Group, Inc.	25	193,564	3	15,476	28	209,040	3,504	3,324	1.09%
Transworld Entertainment Corp.	32	146,614	3	13,026	35	159,640	3,572	3,323	1.09%
Hallmark Cards, Inc.	38	151,834	5	21,607	43	173,441	3,389	3,280	1.07%
Genesco Inc.	59	73,461	0	—	59	73,461	3,118	3,052	1.00%
Pacific Sunwear of California, Inc.	31	112,746	3	10,564	34	123,310	3,036	2,882	0.94%

Total Top 20 Tenants	837	8,653,550	58	1,903,740	895	10,557,290	$103,374	$97,586	31.92%

Total Retail Leases					3,381			$305,756	100.00%

(1)	Tenant includes all brands and concepts of the tenant.
(2)	Income from lease(s) in which tenant pays percentage of sales in lieu of minimum rent or common area costs are not included in annualized minimum rent.
(3)	Includes PREIT’s proportionate share of tenant rents from partnership properties based on PREIT’s ownership percentage in the respective partnerships.
(4)	Consists of 17 Express stores.

17

Pennsylvania Real Estate Investment Trust

Lease Expirations as of June 30, 2008

(dollars in thousands except psf amounts)

Non-Anchors(1)

Lease Expiration Year	Number of Leases Expiring	Gross Leasable Area		Annualized Minimum Rent
		Expiring GLA	Percent of Total	Min Rent in Expiring Year	PREIT’s Share of Min Rent in Expiring Year (2)	Percent of PREIT’s Total	Average Expiring Minimum Rent psf
Holdover	127	340,439	2.7%	$8,628	$7,365	2.7%	$25.34
2008	203	422,221	3.4%	11,146	10,340	3.8%	26.40
2009	522	1,371,040	11.0%	33,839	29,246	10.8%	24.68
2010	469	1,642,730	13.2%	37,236	34,518	12.7%	22.67
2011	454	1,602,197	12.9%	39,888	35,475	13.1%	24.90
2012	303	1,160,261	9.3%	30,524	27,722	10.2%	26.31
2013	224	803,508	6.5%	18,715	16,970	6.3%	23.29
2014	158	603,789	4.8%	15,671	13,376	4.9%	25.95
2015	183	824,808	6.6%	20,921	18,434	6.8%	25.36
2016	243	1,053,963	8.5%	29,237	26,399	9.7%	27.74
Thereafter	384	2,630,848	21.1%	55,512	51,623	19.0%	21.10

Total/Average	3,270	12,455,804	100.0%	$301,317	$271,468	100.0%	$24.19

Anchors(1)

Lease Expiration Year	Number of Leases Expiring (3)	Gross Leasable Area		Annualized Minimum Rent
		Expiring GLA	Percent of Total	Min Rent in Expiring Year	PREIT’s Share of Min Rent in Expiring Year (2)	Percent of PREIT’s Total	Average Expiring Minimum Rent psf
2009	8	785,760	7.1%	$2,177	$1,785	5.2%	$2.77
2010	18	1,681,789	15.3%	4,867	4,867	14.2%	2.89
2011	23	1,893,066	17.2%	6,546	5,423	15.8%	3.46
2012	9	889,626	8.1%	2,155	1,701	5.0%	2.42
2013	14	1,087,218	9.9%	4,697	4,697	13.7%	4.32
2014	8	872,346	7.9%	2,731	2,731	8.0%	3.13
2015	2	220,398	2.0%	769	769	2.2%	3.49
2016	3	455,432	4.1%	863	863	2.5%	1.89
Thereafter	26	3,105,012	28.2%	13,075	11,452	33.4%	4.21

Total/Average	111	10,990,647	100.0%	$37,880	$34,288	100.0%	$3.45

(1)	Only includes owned space.
(2)	Includes PREIT’s proportionate share of tenant rents from partnership properties based on PREIT’s ownership percentage in the respective partnerships.
(3)	Accounts for all contiguous anchor space as one lease.

Pennsylvania Real Estate Investment Trust

Retail Gross Leasable Area Summary as of June 30, 2008

	Owned GLA
	Anchors	Non-anchors	Total	GLA Not Owned	TOTAL GLA
Malls
Beaver Valley Mall	511,267	445,662	956,929	204,770	1,161,699
Capital City Mall	204,301	284,816	489,117	120,000	609,117
Chambersburg Mall (1)	241,690	212,660	454,350	—	454,350
Cherry Hill Mall	—	560,908	560,908	478,885	1,039,793
Crossroads Mall	256,248	195,528	451,776	—	451,776
Cumberland Mall (1)	283,365	385,585	668,950	273,230	942,180
Dartmouth Mall	208,460	322,621	531,081	140,000	671,081
Exton Square Mall	440,301	369,143	809,444	277,468	1,086,912
Francis Scott Key Mall (1)	291,620	280,087	571,707	139,333	711,040
Gadsden Mall	213,266	203,116	416,382	—	416,382
The Gallery at Market East (2)	683,471	397,313	1,080,784	—	1,080,784
Jacksonville Mall	242,115	247,813	489,928	—	489,928
Lehigh Valley Mall	212,000	573,367	785,367	371,986	1,157,353
Logan Valley Mall	454,387	320,765	775,152	—	775,152
Lycoming Mall (1)	321,441	381,825	703,266	120,000	823,266
Magnolia Mall	343,118	278,052	621,170	—	621,170
Moorestown Mall	408,356	326,311	734,667	321,200	1,055,867
New River Valley Mall	175,306	263,193	438,499	—	438,499
Nittany Mall	221,462	215,697	437,159	95,000	532,159
North Hanover Mall	206,792	154,424	361,216	—	361,216
Orlando Fashion Square	491,999	433,884	925,883	155,576	1,081,459
Palmer Park Mall	314,235	143,459	457,694	—	457,694
Patrick Henry Mall	279,619	295,053	574,672	140,000	714,672
Phillipsburg Mall	326,170	252,377	578,547	—	578,547
Plymouth Meeting Mall	188,429	405,991	594,420	214,635	809,055
The Mall at Prince Georges	479,619	434,323	913,942	—	913,942
South Mall	188,858	216,375	405,233	—	405,233
Springfield Mall	—	221,781	221,781	367,176	588,957
Uniontown Mall (1)	421,378	276,786	698,164	—	698,164
Valley Mall	280,549	382,351	662,900	243,400	906,300
Valley View Mall	96,357	247,191	343,548	254,596	598,144
Viewmont Mall	386,262	243,605	629,867	120,000	749,867
Voorhees Town Center	4,404	232,208	236,612	396,783	633,395
Washington Crown Center	245,401	290,460	535,861	140,095	675,956
Willow Grove Park (3)	443,430	345,989	789,419	413,121	1,202,540
Wiregrass Commons Mall	—	212,162	212,162	426,838	639,000
Woodland Mall	71,000	412,978	483,978	725,186	1,209,164
Wyoming Valley Mall	592,110	321,693	913,803	—	913,803

Total Malls (38 properties)	10,728,786	11,787,552	22,516,338	6,139,278	28,655,616

Strip and Power Centers
Christiana Center	190,814	111,595	302,409	—	302,409
Creekview Center	—	136,086	136,086	288,916	425,002
Crest Plaza	53,445	60,826	114,271	143,130	257,401
The Commons at Magnolia	50,571	52,723	103,294	126,200	229,494
Metroplex Shopping Center	67,185	410,276	477,461	300,729	778,190
New River Valley Center	—	163,891	163,891	—	163,891
Northeast Tower Center	119,388	182,536	301,924	175,311	477,235
The Court at Oxford Valley	176,831	280,072	456,903	247,623	704,526
Paxton Towne Centre	151,627	277,833	429,460	273,058	702,518
Red Rose Commons	—	263,452	263,452	199,590	463,042
Springfield Park	83,539	43,432	126,971	145,669	272,640
Sunrise Plaza	132,874	7,100	139,974	—	139,974
Whitehall Mall	294,635	262,443	557,078	—	557,078

Total Strip and Power Centers (13 properties)	1,320,909	2,252,265	3,573,174	1,900,226	5,473,400

CONSOLIDATED PROPERTIES	11,215,505	11,984,994	23,200,499	6,406,731	29,607,230
UNCONSOLIDATED PROPERTIES	834,190	2,054,823	2,889,013	1,632,773	4,521,786
TOTAL PROPERTIES	12,049,695	14,039,817	26,089,512	8,039,504	34,129,016

(1)	Includes vacant former Value City locations, totaling 392,518 square feet.
(2)	Includes 556,200 square feet of anchor space subject to redevelopment plans.
(3)	Includes 218,430 square feet of anchor space under redevelopment.

Pennsylvania Real Estate Investment Trust

Property Information as of June 30, 2008

Properties	Ownership Interest	Date Acquired	Year Built/Last Renovated	Anchors / Major Tenants	Lease Expiration
MALLS
Beaver Valley Mall Monaca, PA	100%	2002	1970/1991	Boscov’s JCPenney Macy’s Sears	9/30/18 9/30/17 (1) 8/15/11

Capital City Mall Camp Hill, PA	100%	2003	1974/2005	JCPenney Macy’s Sears	11/30/10 (1) 7/28/09

Chambersburg Mall Chambersburg, PA	100%	2003	1982	Bon-Ton JCPenney Sears	1/28/11 3/31/12 2/9/10

Cherry Hill Mall Cherry Hill, NJ	100%	2003	1961/1990	The Container Store Crate and Barrel JCPenney Macy’s	2/28/18 1/31/23 (1) (1)

Crossroads Mall (2) Beckley, WV	100%	2003	1981	Belk JCPenney Sears	11/4/09 12/31/11 3/31/11

Cumberland Mall Vineland, NJ	100%	2005	1973/2003	Best Buy Boscov’s BJ’s Home Depot JCPenney	1/31/16 (1) (1) 10/31/19 11/30/13

Dartmouth Mall Dartmouth, MA	100%	1997	1971/2000	JCPenney Macy’s Sears	7/31/14 (1) 4/12/16

Exton Square Mall (2) Exton, PA	100%	2003	1973/2000	Boscov’s JCPenney K-Mart Macy’s Sears	10/31/19 5/31/20 (1) (1) 1/31/20

Francis Scott Key Mall Frederick, MD	100%	2003	1978/1991	Barnes and Noble JCPenney Macy’s Sears	4/30/17 9/30/11 (1) 7/31/13

Gadsden Mall Gadsden, AL	100%	2005	1974/1990	Belk Sears	7/31/14 3/5/09

The Gallery at Market East (2) Philadelphia, PA	100%	2003	1977/1990	Burlington Coat Factory	2/28/32

Jacksonville Mall Jacksonville, NC	100%	2003	1981/1998	Belk JCPenney Sears	8/21/11 8/31/10 8/4/11

Lehigh Valley Mall (3) Allentown, PA	50%	1973	1977/2007	Barnes and Noble Boscov’s JCPenney Macy’s	10/31/17 (1) (1) 7/31/12

Logan Valley Mall Altoona, PA	100%	2003	1960/1997	JCPenney Macy’s Sears	1/31/17 1/31/10 10/31/16

Lycoming Mall Pennsdale, PA	100%	2003	1978/1990	Best Buy Bon-Ton Borders Dick’s Sporting Goods JCPenney Macy’s Sears	1/31/17 7/31/11 1/31/17 1/31/17 10/31/10 (1) 7/31/13

Magnolia Mall Florence, SC	100%	1997	1979/2007	Belk JCPenney Sears	1/31/11 3/31/12 10/16/09

Moorestown Mall Moorestown, NJ	100%	2003	1963/2000	Boscov’s Lord & Taylor Macy’s Sears	10/31/10 (1) (1) 10/5/22

New River Valley Mall Christiansburg, VA	100%	2003	1988/2007	Belk Dick’s Sporting Goods JCPenney Regal Cinemas Sears	4/19/11 1/31/17 3/31/13 4/30/22 8/2/13

Nittany Mall State College, PA	100%	2003	1968/1990	Bon-Ton JCPenney Macy’s Sears	1/31/13 7/31/10 (1) 8/31/10

Pennsylvania Real Estate Investment Trust

Property Information as of June 30, 2008 (continued)

Properties	Ownership Interest	Date Acquired	Year Built/Last Renovated	Anchors / Major Tenants	Lease Expiration
North Hanover Mall Hanover, PA	100%	2003	1967/1999	Dick’s Sporting Goods JCPenney Sears	1/31/18 1/31/11 11/30/09

Orlando Fashion Square (2) Orlando, FL	100%	2004	1973/2003	Dillard’s JCPenney Macy’s Sears	1/31/14 4/30/13 10/31/71 (1)

Palmer Park Mall Easton, PA	100%	1972/2003	1972/1998	Bon-Ton Boscov’s	7/25/14 10/31/18

Patrick Henry Mall Newport News, VA	100%	2003	1988/2005	Borders Dick’s Sporting Goods Dillard’s JCPenney Macy’s	1/31/20 1/31/22 9/22/13 1/31/15 (1)

Phillipsburg Mall Phillipsburg, NJ	100%	2003	1989/2003	Bon-Ton JCPenney Kohl’s Sears	1/31/10 3/31/10 1/31/25 4/30/14

Plymouth Meeting Mall (2) Plymouth Meeting, PA	100%	2003	1966/1999	AMC Theater Boscov’s Macy’s	12/31/18 10/31/16 (1)

The Mall at Prince Georges Hyattsville, MD	100%	1998	1959/2004	JCPenney Macy’s Marshalls Ross Dress for Less Target	7/31/11 10/31/18 9/30/16 1/31/18 1/31/15

South Mall Allentown, PA	100%	2003	1975/1992	Bon-Ton Stein Mart Steve & Barry’s	1/28/11 10/31/11 1/31/11

Springfield Mall Springfield, PA	50%	2005	1974/1997	Macy’s	(1)

Uniontown Mall (2) Uniontown, PA	100%	2003	1972/1990	Bon-Ton JCPenney Roomful Express Furn. Sears Teletech Customer Care	1/29/11 10/31/10 3/31/10 2/25/13 6/30/13

Valley Mall Hagerstown, MD	100%	2003	1974/1999	Bon-Ton JCPenney Macy’s Sears	1/31/14 10/3/09 (1) (1)

Valley View Mall La Crosse, WI	100%	2003	1980/2001	Barnes and Noble Herberger’s JCPenney Macy’s Sears	11/30/16 (1) 7/31/10 (1) (1)

Viewmont Mall Scranton, PA	100%	2003	1968/2006	JCPenney Macy’s Sears	10/31/10 (1) 12/31/10

Voorhees Town Center (2) Voorhees, NJ	100%	2003	1970/2007	Boscov’s Macy’s	(1) (1)

Washington Crown Center Washington, PA	100%	2003	1969/1999	Bon-Ton Gander Mountain Sports Macy’s Sears	1/31/10 7/24/13 (1) 8/17/09

Willow Grove Park Willow Grove, PA	100%	2000/2003	1982/2001	Bloomingdale’s The Cheesecake Factory Macy’s Sears	(1) 1/31/28 1/31/22 (1)

Wiregrass Commons Mall (2) Dothan, AL	100%	2003	1986/1999	Dillard’s JCPenney McRae’s Parisian	(1) (1) (1) (1)

Woodland Mall Grand Rapids, MI	100%	2005	1968/1998	Apple JCPenney Kohl’s Macy’s Sears	6/30/15 (1) 1/31/19 (1) (1)

Wyoming Valley Mall Wilkes-Barre, PA	100%	2003	1974/2006	Bon-Ton JCPenney Macy’s Sears	1/31/12 4/30/12 1/31/12 8/1/11

Pennsylvania Real Estate Investment Trust

Property Information as of June 30, 2008 (continued)

Properties	Ownership Interest	Date Acquired	Year Built/Last Renovated	Anchors / Major Tenants	Lease Expiration
POWER CENTERS
Christiana Center Newark, DE	100%	1998	1998	Costco Dick’s Sporting Goods	9/30/18 11/30/13

Creekview Center Warrington, PA	100%	1999	2001	Genuardi’s Lowe’s Target	12/31/21 (1) (1)

Metroplex Shopping Center (3) Plymouth Meeting, PA	50%	1999	2001	Giant Food Store Lowe’s Target	2/28/21 (1) (1)

New River Valley Center Christiansburg, VA	100%	2005	2007	Bed, Bath & Beyond Best Buy Staples	1/31/18 1/31/17 11/30/17

Northeast Tower Center Philadelphia, PA	100%	1998	1997	Home Depot Raymour & Flanigan Wal-Mart	(1) (1) 1/31/14

The Court at Oxford Valley (3) Langhorne, PA	50%	1997	1996	Best Buy BJ’s Dick’s Sporting Goods Home Depot Linens ‘n Things	12/31/11 (1) 4/30/11 (1) 2/28/17

Paxton Towne Centre Harrisburg, PA	100%	1999	2001	Costco Kohl’s Target Weis Markets	(1) 1/25/21 (1) 11/30/20

Red Rose Commons (3) Lancaster, PA	50%	1998	1998	Home Depot Weis Markets	(1) (1)

Sunrise Plaza Forked River, NJ	100%	2005	2007	Home Depot	1/31/38

Whitehall Mall (3) Allentown, PA	50%	1964	1964/1998	Bed, Bath & Beyond Kohl’s Sears	1/31/10 3/9/17 9/18/11

STRIP CENTERS
Crest Plaza Allentown, PA	100%	1964	1959/2003	Target Weis Market	(1) 10/31/14

The Commons at Magnolia Florence, SC	100%	1999	1991/2002	Bed, Bath & Beyond Goody’s Target	1/31/13 5/31/12 (1)

Springfield Park Springfield, PA	50%	1997/1998	1997/1998	Bed, Bath & Beyond LA Fitness Target	1/31/09 3/31/17 (1)

(1)	Space is not owned by PREIT.
(2)	Property is subject to a ground lease.
(3)	Property is managed by a third party.

Pennsylvania Real Estate Investment Trust

2008 Vacant Anchor Summary

	Former Tenant			Replacement Tenant(s)
Property	Name	GLA	Date Vacated	Name	GLA	Expected/Actual Occupancy Date	Date Decommissioned
Current Temporary Vacancy

Chambersburg Mall	Value City	70,070	1Q08	Burlington Coat Factory	70,070	3Q08	N/A
Cumberland Mall	Value City	100,000	1Q08	Burlington Coat Factory	80,000	1Q09	N/A
Francis Scott Key Mall	Value City	69,444	1Q08	Value City Furniture	53,160	4Q08	N/A
				DSW Shoe Warehouse	17,587	1Q09	N/A
Gadsden Mall	Belk	60,794	3Q07	JCPenney	88,156	3Q08	2Q08
Lycoming Mall	Value City	69,444	1Q08	Burlington Coat Factory	81,416	3Q08	N/A
North Hanover Mall	Bon-Ton	60,000	3Q06	Boscov’s	131,408	1Q09	1Q07
Springfield Mall	Strawbridge’s (1)	179,176	1Q06	Target (1)	195,899	4Q09	N/A
The Gallery at Market East	Strawbridge’s	560,000	3Q06	Commonwealth of Pennsylvania	224,000	3Q09	N/A
Uniontown Mall	Value City	83,560	1Q08	Burlington Coat Factory	83,560	3Q08	N/A
Willow Grove Park	Strawbridge’s	228,740	1Q06	Boscov’s	190,354	4Q09	N/A
				The Cheesecake Factory	10,310	3Q07	N/A

Future Temporary Vacancy

Wiregrass Commons Mall	McRae’s	94,686	4Q08	Burlington Coat Factory	94,686	2Q09	N/A

(1)	Anchor is not owned by PREIT.

Pennsylvania Real Estate Investment Trust

Balance Sheet

Proportionate Consolidation Method (1)

(in thousands, except per share amounts)

	June 30, 2008			December 31, 2007
	GAAP	Share of Unconsolidated Partnerships	Total	GAAP	Share of Unconsolidated Partnerships	Total
ASSETS
Investments in real estate, at cost
Operating properties	$3,148,280	$204,801	$3,353,081	$3,074,562	$203,671	$3,278,233
Construction in progress	387,960	2,712	390,672	287,116	1,834	288,950
Land held for development	5,616	172	5,788	5,616	172	5,788

TOTAL INVESTMENTS IN REAL ESTATE	3,541,856	207,685	3,749,541	3,367,294	205,677	3,572,971
Accumulated depreciation	(456,530)	(48,886)	(505,416)	(401,502)	(45,458)	(446,960)

Net investments in real estate	3,085,326	158,799	3,244,125	2,965,792	160,219	3,126,011

Investments in partnerships, at equity	36,451	(36,451)	—	36,424	(36,424)	—
Other assets:
Cash and cash equivalents	23,409	5,035	28,444	27,925	5,302	33,227
Rents and other receivables (2)	44,910	9,085	53,995	49,094	9,755	58,849
Intangible assets, net	88,570	756	89,326	104,136	873	105,009
Deferred costs and other assets, net	80,657	8,023	88,680	80,703	8,452	89,155

TOTAL OTHER ASSETS	273,997	(13,552)	260,445	298,282	(12,042)	286,240
TOTAL ASSETS	$3,359,323	$145,247	$3,504,570	$3,264,074	$148,177	$3,412,251

LIABILITIES AND SHAREHOLDERS’ EQUITY
Liabilities:
Mortgage notes payable	$1,758,981	$187,119	$1,946,100	$1,643,122	$188,089	$1,831,211
Debt premium on mortgage notes payable	7,639	—	7,639	13,820	—	13,820
Exchangeable senior notes	287,500	—	287,500	287,500	—	287,500
Credit Facility	355,000	—	355,000	330,000	—	330,000
Distributions in excess of partnership investments	46,787	(46,787)	—	49,166	(49,166)	—
Other liabilities	136,189	4,915	141,104	127,591	9,254	136,845

TOTAL LIABILITIES	2,592,096	145,247	2,737,343	2,451,199	148,177	2,599,376

Minority interest	56,106	—	56,106	55,256	—	55,256

Shareholders’ equity:
Shares of beneficial interest at $1 par	39,367	—	39,367	39,134	—	39,134
Capital contributed in excess of par	824,273	—	824,273	818,966	—	818,966
Accumulated other comprehensive loss	(9,164)	—	(9,164)	(6,968)	—	(6,968)
Distributions in excess of net income	(143,355)	—	(143,355)	(93,513)	—	(93,513)

TOTAL SHAREHOLDERS’ EQUITY	711,121	—	711,121	757,619	—	757,619

TOTAL LIABILITIES, MINORITY INTEREST AND SHAREHOLDERS’ EQUITY	$3,359,323	$145,247	$3,504,570	$3,264,074	$148,177	$3,412,251

(1)

Total includes PREIT’s proportionate share of partnership assets and liabilities “grossed up” to reflect the Company’s share of the total assets and liabilities of the underlying properties. The consolidated financial statements, which are presented in accordance with GAAP, reflect only the Company’s equity in these properties.

(2)

Total includes straight line rent of $26.8 million ($23.5 million wholly owned, $3.3 million partnership) as of June 30, 2008 and $25.1 million ($21.8 million wholly owned, $3.3 million partnership) as of December 31, 2007.

Pennsylvania Real Estate Investment Trust

Balance Sheet

Property Type (1)

(in thousands, except per share amounts)

	June 30, 2008				December 31, 2007
	Malls	Strip and Power Centers	Corporate, Development and Other Properties	Total	Malls	Strip and Power Centers	Corporate, Development and Other Properties	Total
ASSETS
Investments in real estate:
Investments in real estate, at cost	$2,996,257	$324,864	$37,748	$3,358,869	$2,943,305	$318,541	$22,175	$3,284,021
Construction in progress	262,829	16,538	111,305	390,672	176,607	18,718	93,625	288,950

TOTAL INVESTMENT IN REAL ESTATE	3,259,086	341,402	149,053	3,749,541	3,119,912	337,259	115,800	3,572,971
Accumulated depreciation	(432,043)	(71,600)	(1,773)	(505,416)	(379,637)	(66,210)	(1,113)	(446,960)

Net investments in real estate	2,827,043	269,802	147,280	3,244,125	2,740,275	271,049	114,687	3,126,011

Other assets:
Cash and cash equivalents	17,829	2,049	8,566	28,444	19,076	1,723	12,428	33,227
Rents and other receivables (2)	33,251	12,117	8,627	53,995	42,095	12,370	4,384	58,849
Intangible assets, net	76,964	—	12,362	89,326	93,204	—	11,805	105,009
Deferred costs and other assets, net	50,681	10,704	27,295	88,680	49,889	9,847	29,419	89,155

Total other assets	178,725	24,870	56,850	260,445	204,264	23,940	58,036	286,240
TOTAL ASSETS	$3,005,768	$294,672	$204,130	$3,504,570	$2,944,539	$294,989	$172,723	$3,412,251

LIABILITIES AND SHAREHOLDERS’ EQUITY
Liabilities:
Mortgage notes payable	$1,784,075	$154,025	$8,000	$1,946,100	$1,741,022	$90,189	$—	$1,831,212
Debt premium on mortgage notes payable	7,553	86	—	7,639	13,561	259	—	13,820
Exchangeable senior notes	—	—	287,500	287,500	—	—	287,500	287,500
Credit Facility	—	—	355,000	355,000	—	—	330,000	330,000
Other liabilities	59,323	1,487	80,294	141,104	63,998	1,693	71,154	136,845

TOTAL LIABILITIES	1,850,951	155,598	730,794	2,737,343	1,818,581	92,141	688,654	2,599,376

Minority interest	—	—	56,106	56,106	—	—	55,256	55,256

Shareholders’ equity:
Shares of beneficial interest at $1 par	—	—	39,367	39,367	—	—	39,134	39,134
Capital contributed in excess of par	—	—	824,273	824,273	—	—	818,966	818,966
Accumulated other comprehensive loss	—	—	(9,164)	(9,164)	—	—	(6,968)	(6,968)
Distributions in excess of net income	—	—	(143,355)	(143,355)	—	—	(93,513)	(93,513)
Net investment	1,154,817	139,074	(1,293,891)	—	1,125,958	202,848	(1,328,806)	—

TOTAL SHAREHOLDERS’ EQUITY	1,154,817	139,074	(582,770)	711,121	1,125,958	202,848	(571,187)	757,619

TOTAL LIABILITIES, MINORITY INTEREST AND SHAREHOLDERS’ EQUITY	$3,005,768	$294,672	$204,130	$3,504,570	$2,944,539	$294,989	$172,723	$3,412,251

(1)

Total includes PREIT’s proportionate share of partnership assets and liabilities “grossed up” to reflect the Company’s share of the total assets and liabilities of the underlying properties. The consolidated financial statements, which are presented in accordance with GAAP, reflect only the Company’s equity in these properties.

(2)

Total includes straight line rent of $26.8 million ($23.5 million wholly owned, $3.3 million partnership) as of June 30, 2008 and $25.1 million ($21.8 million wholly owned, $3.3 million partnership) as of December 31, 2007.

Pennsylvania Real Estate Investment Trust

Investment in Real Estate (1)

(in thousands)

	June 30, 2008				December 31, 2007
	Operating Properties and Land Held for Development	Construction in Progress	Accumulated Depreciation	Net Real Estate	Operating Properties and Land Held for Development	Construction in Progress	Accumulated Depreciation	Net Real Estate
Consolidated Malls
Beaver Valley Mall	$67,218	$38	$11,988	$55,268	$66,992	$30	$10,482	$56,540
Capital City Mall	94,634	1	12,853	81,782	94,265	384	11,100	83,549
Chambersburg Mall	36,692	644	5,035	32,301	36,356	—	4,260	32,096
Cherry Hill Mall	242,081	70,096	29,254	282,923	233,449	33,621	25,144	241,926
Crossroads Mall	34,215	—	5,381	28,834	34,094	—	4,754	29,340
Cumberland Mall	58,807	6,623	4,640	60,790	58,385	—	3,871	54,514
Dartmouth Mall	61,075	—	20,501	40,574	61,088	—	19,178	41,910
Exton Square Mall	146,310	—	17,927	128,383	146,247	—	16,256	129,991
Francis Scott Key Mall	70,501	4,807	9,323	65,985	70,056	—	8,038	62,018
Gadsden Mall	54,805	1,888	4,314	52,379	52,262	1,522	3,667	50,117
The Gallery at Market East	80,308	36,502	10,176	106,634	80,273	30,210	9,002	101,481
Jacksonville Mall	72,753	524	9,436	63,841	68,594	3,255	8,193	63,656
Logan Valley Mall	94,670	—	14,437	80,233	93,781	—	12,802	80,979
Lycoming Mall	73,894	377	8,861	65,410	72,843	357	7,555	65,645
Magnolia Mall	86,045	—	17,136	68,909	82,063	3,036	15,338	69,761
Moorestown Mall	85,095	3,374	15,486	72,983	80,669	3,637	13,805	70,501
New River Valley Mall	56,770	17	7,069	49,718	56,562	123	5,499	51,186
Nittany Mall	42,245	—	5,737	36,508	41,964	—	5,073	36,891
North Hanover Mall	38,577	15,780	4,700	49,657	37,075	15,758	4,017	48,816
Orlando Fashion Square	113,356	128	10,999	102,485	113,134	154	9,412	103,876
Palmer Park Mall	34,483	—	10,093	24,390	34,484	—	9,606	24,878
Patrick Henry Mall	138,434	8	18,795	119,647	138,263	—	16,143	122,120
Phillipsburg Mall	52,380	64	6,629	45,815	52,304	21	5,822	46,503
Plymouth Meeting Mall	69,227	62,039	12,260	119,006	64,699	38,473	10,894	92,278
The Mall at Prince Georges	99,917	106	24,039	75,984	99,641	—	22,192	77,449
South Mall	29,100	—	3,706	25,394	28,905	—	3,268	25,637
Uniontown Mall	36,797	155	5,961	30,991	36,782	—	5,275	31,507
Valley Mall	90,772	121	13,352	77,541	89,003	995	11,786	78,212
Valley View Mall	66,628	2	8,122	58,508	66,570	—	7,073	59,497
Viewmont Mall	85,951	—	9,888	76,063	85,520	36	8,519	77,037
Voorhees Town Center	35,907	22,373	4,596	53,684	24,104	18,659	3,407	39,356
Washington Crown Center	40,188	—	8,568	31,620	40,183	—	7,536	32,647
Westgate Anchor Pad	3,450	—	—	3,450	3,450	—	—	3,450
Willow Grove Park	187,448	27,793	30,847	184,394	186,092	25,204	27,888	183,408
Wiregrass Commons Mall	37,452	7,565	4,920	40,097	37,031	234	4,357	32,908
Woodland Mall	179,954	271	14,316	165,909	179,785	45	11,398	168,432
Wyoming Valley Mall	103,826	360	12,424	91,762	102,861	420	10,628	92,653

Total Consolidated Malls	2,901,965	261,656	413,769	2,749,852	2,849,829	176,174	363,238	2,662,765
Unconsolidated Malls
Lehigh Valley Mall	39,816	374	12,740	27,450	39,011	143	11,841	27,313
Springfield Mall	54,476	799	5,534	49,741	54,465	290	4,558	50,197

Total Unconsolidated Malls	94,292	1,173	18,274	77,191	93,476	433	16,399	77,510

TOTAL MALLS	$2,996,257	$262,829	$432,043	$2,827,043	$2,943,305	$176,607	$379,637	$2,740,275

(1)

Total includes PREIT’s proportionate share of partnership assets and liabilities “grossed up” to reflect the Company’s share of the total assets and liabilities of the underlying properties. The consolidated financial statements, which are presented in accordance with GAAP, reflect only the Company’s equity in these properties.

Pennsylvania Real Estate Investment Trust

Investment in Real Estate (1) (continued)

(in thousands)

	June 30, 2008				December 31, 2007
	Operating Property and Land Held for Development	Construction in Progress	Accumulated Depreciation	Net Real Estate	Operating Property and Land Held for Development	Construction in Progress	Accumulated Depreciation	Net Real Estate
Consolidated Strip and Power Centers
Christiana Center	$40,935	$—	$9,366	$31,569	$40,935	$—	$8,796	$32,139
Creekview Center	19,098	—	6,063	13,035	19,098	—	5,605	13,493
Crest Plaza	16,483	—	4,124	12,359	16,432	—	3,801	12,631
The Commons at Magnolia	10,119	—	2,842	7,277	10,119	—	2,526	7,593
New River Valley Center	26,580	3	684	25,899	21,378	4,816	164	26,030
Northeast Tower Center	33,630	—	6,235	27,395	33,630	—	5,804	27,826
Paxton Towne Centre	54,214	1,342	11,854	43,702	54,056	9	11,062	43,003
Sunrise Plaza	19,395	15,191	636	33,950	18,519	13,893	199	32,213

Total Consolidated Strip and Power Centers	220,454	16,536	41,804	195,186	214,167	18,718	37,957	194,928
Unconsolidated Strip and Power Centers
Metroplex Shopping Center	42,025	—	11,424	30,601	42,025	—	10,656	31,369
The Court at Oxford Valley	27,847	2	7,064	20,785	27,847	—	6,757	21,090
Red Rose Commons	11,753	—	2,777	8,976	11,753	—	2,613	9,140
Whitehall Mall	15,689	—	7,407	8,282	15,689	—	7,166	8,523
Springfield Park	7,096	—	1,124	5,972	7,060	—	1,061	5,999

Total Unconsolidated Strip and Power Centers	104,410	2	29,796	74,616	104,374	—	28,253	76,121

TOTAL STRIP AND POWER CENTERS	$324,864	$16,538	$71,600	$269,802	$318,541	$18,718	$66,210	$271,049

Development Properties
The Plaza at Magnolia	$—	$1,353	$—	$1,353	$—	$523	$—	$523
Monroe Marketplace	—	37,782	—	37,782	—	23,559	—	23,559
Springhills	—	30,119	—	30,119	—	29,378	—	29,378
White Clay Point (2)	—	40,513	—	40,513	—	38,764	—	38,764

Total Development Properties	—	109,767	—	109,767	—	92,224	—	92,224
Unconsolidated Development Properties
Pavilion at Market East	6,100	1,538	817	6,821	5,821	1,401	806	6,416

Total Unconsolidated Development Properties	6,100	1,538	817	6,821	5,821	1,401	806	6,416
Other Properties
One Cherry Hill Plaza	15,265	—	504	14,761	—	—	—	—
P&S Building	1,339	—	362	977	1,339	—	307	1,032
Plymouth Commons	9,256	—	90	9,166	9,227	—	—	9,227
Land held for development - consolidated	5,616	—	—	5,616	5,616	—	—	5,616
Land held for development - unconsolidated	172	—	—	172	172	—	—	172

Total Other Properties	$31,648	$—	$956	$30,692	$16,354	$—	$307	$16,047

TOTAL INVESTMENT IN REAL ESTATE	$3,358,869	$390,672	$505,416	$3,244,125	$3,284,021	$288,950	$446,960	$3,126,011

CONSOLIDATED PROPERTIES	$3,153,895	$387,959	$456,529	$3,085,325	$3,080,178	$287,116	$401,502	$2,965,792
UNCONSOLIDATED PROPERTIES	204,974	2,713	48,887	158,800	203,843	1,834	45,458	160,219

TOTAL INVESTMENT IN REAL ESTATE	$3,358,869	$390,672	$505,416	$3,244,125	$3,284,021	$288,950	$446,960	$3,126,011

(1)

Total includes PREIT’s proportionate share of partnership assets and liabilities “grossed up” to reflect the Company’s share of the total assets and liabilities of the underlying properties. The consolidated financial statements, which are presented in accordance with GAAP, reflect only the Company’s equity in these properties.

(2)	Formerly New Garden Town Center.

Pennsylvania Real Estate Investment Trust

Property Redevelopment and Repositioning Summary as of June 30, 2008

NAME OF PROJECT LOCATION	PREIT’s PROJECTED SHARE OF COST	PREIT’S INVESTMENT TO DATE	EXPECTED RETURN ON INCREMENTAL INVESTMENT	CONSTRUCTION START DATE	EXPECTED CONSTRUCTION COMPLETION
	(in millions)	(in millions)
ENCLOSED MALL
Cherry Hill Mall Cherry Hill, NJ	$202.2	$102.1	7.1%	2007	2009

-Opened Crate & Barrel and The Container Store in November 2007 on two outparcels totaling 59,000 sf;

-Opening a two-level, 138,000 sf Nordstrom (anticipated spring of 2009);

-Opening 88,000 sf of new in-line retail space in the former food court and Strawbridge’s area;

-Opening 72,000 sf from a combination of a Bistro Row and restaurants;

-Net increase in total property GLA will be approximately 95,000 sf.

Gadsden Mall Gadsden, AL	5.1	1.9	8.0%	2007	2008

-Opening 88,000 sf JCPenney in 4th quarter 2008 in former 61,000 sf Belk store; -Net increase in total property GLA will be approximately 27,000 sf.

Jacksonville Mall Jacksonville, NC	7.7	4.9	8.4%	2007	2008

-Phase I - Opened 28,000 sf Barnes & Noble (13,000 sf of new GLA) in April 2008;

-Phase II - Opening 6,000 sf Red Robin restaurant in 3rd Quarter 2008 and 10,000 sf of retail in 4th Quarter 2008; exterior mall renovation, new mall entrance and pedestrian plaza.

Moorestown Mall Moorestown, NJ	13.7	10.0	8.2%	2007	2008

-Opened 16,000 sf Lane Furniture in September 2007 (8,000 sf of new GLA);

-Opened 15,000 sf Eastern Mountain Sports in May 2008 (4,000 sf of new GLA);

-Opened Pei Wei Asian Diner and Potbelly Sandwich Works, totaling approximately 6,000 sf of outparcel space, in July 2008;

-Creating three spaces with exterior frontage totaling approximately 6,000 sf of recommissioned space (new GLA);

-Updating the entrances and facades; -Net increase in property GLA will be approximately 24,000 sf.

North Hanover Mall Hanover, PA	35.1	23.8	7.8%	2007	2009

-Opening 172,000 sf Boscov’s in the former 70,000 sf Bon-Ton anchor and absorbing 12,000 sf of existing in-line space (90,000 sf of new GLA);

-Opened 50,000 sf Dick’s Sporting Goods in October 2007 in the former 63,000 sf Black Rose Antiques location (net decrease in GLA of 13,000 sf);

-Relocated and downsized Black Rose Antiques to 15,000 sf of previously vacant space in adjacent strip center;

-Net increase in property GLA will be approximately 77,000 sf.

Plymouth Meeting Mall Plymouth Meeting, PA	96.6	69.2	8.1%	2007	2009

-Opened P.F. Chang’s China Bistro and California Pizza Kitchen, totalling 13,000 sf, in May 2008;

-Opened 10,000 sf Redstone American Grill in June 2008;

-Opened 35,000 sf Dave and Buster’s in July 2008:

-Opening 4,000 sf Citibank outparcel in 4th Quarter 2008;

-Opening 10,000 sf Benihana in 4th Quarter 2008;

-Opening 39,000 sf of retail space;

-Opening 65,000 sf Whole Foods Market;

-Net increase in property GLA will be approximately 142,000 sf.

Willow Grove Park Willow Grove, PA	40.2	35.9	6.3%	2007	2009

-Opening 190,000 sf Boscov’s and 22,000 sf of restaurants in the former 229,000 sf Strawbridge’s. Included in the 22,000 sf of restaurants is a 10,000 sf The Cheesecake Factory that opened in September 2007;

-Net reduction in property GLA will be approximately 13,000 sf.

Wiregrass Commons Mall Dothan, AL	12.1	8.0	8.3%	2008	2009

-Purchased 65,000 sf former Parisian store and expanding to an 85,000 sf Belk opening in 4th Quarter 2008;

-Former McRae’s anchor will be filled with a 95,000 sf Burlington Coat Factory, with expected delivery in 4th Quarter 2008 and opening in 2nd Quarter 2009;

-Interior mall renovation in 4th Quarter 2008.

MIXED USE
Voorhees Town Center Voorhees, NJ	79.3	42.9	9.2%	2007	2009

-Phase I - Reduced mall GLA by 470,000 sf to 654,000 sf, opening 26,000 sf of outparcel space and 50,000 sf office building;

-Phase IIA - Opening a mixed use town center of approximately 200,000 sf;

-Phase IIB - Opening 425 residential units which are expected to be constructed by our development partners and its affiliates;

-Net reduction in property GLA will be approximately 244,000 sf.

Pennsylvania Real Estate Investment Trust

Development Property Summary as of June 30, 2008

NAME OF PROJECT LOCATION	TOTAL PROJECTED PROPERTY GLA (sq ft) (1)	PREIT’s PROJECTED SHARE OF COST	PREIT’s INVESTMENT	RETURN ON INCREMENTAL INVESTMENT	CONSTRUCTION START DATE	EXPECTED DATE OF COMPLETION	% LEASED	% OCCUPIED
		(in millions)	(in millions)
OPERATING PROPERTIES WITH DEVELOPMENT ACTIVITY
POWER CENTERS

Sunrise Plaza (2) Forked River, NJ	274,000	$39.8	$34.7	6.0%	2006	2009	92%	49%

-Opened 131,000 sf Home Depot in October 2007;

-Opening a 96,000 sf Kohls in 4th Quarter 2008 and a 20,000 sf Staples in 1st Quarter 2009;

-Balance of the property will be comprised of in-line stores and outparcels.

DEVELOPMENT PROPERTIES
POWER CENTERS

Monroe Marketplace Selinsgrove, PA	611,000	73.3	28.0	8.0%	2007	2008	72%	0%

-Phase I - Opening approximately 410,000 sf power center anchored by Target, Giant Food Store, Kohl’s, and includes Dick’s Sporting Goods, Best Buy, Bed Bath & Beyond, Starbuck’s, Famous Footwear, and Red Robin opening in the 4th Quarter 2008;

-Phase II - The balance of the power center, containing approximately 201,000 sf of outparcel and in-line space, is expected to open in the 1st Quarter 2009.

MIXED USE

White Clay Point (Formerly New Garden Town Center)
Landenberg, PA	496,000	69.9	40.5	8.9%	2008	2010	0%	0%

-The planned development includes retail and other mixed uses, including a residential component, to be completed in multiple phases. Phase I consists of 496,000 sf of retail use with an expected completion date of 2010. The incremental costs and returns for the remaining phases will be determined when the development plans for these phases are finalized.

Springhills Gainesville, FL	TBD	TBD	30.1	TBD	TBD	TBD	0%	0%

-540 acres of land were acquired in 2006. Site development is subject of litigation commenced by the Company in June 2007 following action by the Alachua County Board of Supervisors refusing to authorize the Company’s development plans.

OTHER

Pavilion at Market East Philadelphia, PA	TBD	TBD	1.5	TBD	TBD	TBD	N/A	0%

-The Partnership’s development plans for the Pavilion at Market East are under review. The Company retains a 40% interest in the partnership.

(1)	Includes tenants that purchased their respective land.
(2)	Sunrise Plaza is considered an operating property, and is not counted as a development property.

Pennsylvania Real Estate Investment Trust

Capital Expenditures

(in thousands)

	Three months ended June 30, 2008			Six months ended June 30, 2008
	Consolidated	Unconsolidated	Total	Consolidated	Unconsolidated	Total
Redevelopment projects with incremental GLA and/or anchor replacement	$73,542	$1,006	$74,548	$129,576	$1,443	$131,019
New development projects	12,810	115	12,925	20,107	337	20,444
Renovation with no incremental GLA	340	—	340	474	—	474
Tenant allowances	2,527	81	2,608	4,278	88	4,366
Recurring capital expenditures:						—
CAM expenditures	3,184	50	3,234	3,764	57	3,821
Non-CAM expenditures	985	—	985	1,078	6	1,084

Total recurring capital expenditures	4,169	50	4,219	4,842	63	$3,821

Total	$93,388	$1,252	$94,640	$159,277	$1,931	$161,208

Pennsylvania Real Estate Investment Trust

Debt Analysis as of June 30, 2008

(in thousands)

	Outstanding Debt (1)
	Fixed Rate (2)	% of Total Indebtedness	Variable Rate	% of Total Indebtedness	Total	% of Total Indebtedness
Consolidated Mortgage Notes Payable	$1,758,620	67.7%	$8,000	0.3%	$1,766,620	68.0%
Unconsolidated Mortgage Notes Payable	73,869	2.8%	113,250	4.4%	187,119	7.2%
Exchangeable Senior Notes	287,500	11.1%	—	0.0%	287,500	11.1%
Credit Facility	—	0.0%	355,000	13.7%	355,000	13.7%

TOTAL OUTSTANDING DEBT	$2,119,989	81.7%	$476,250	18.3%	$2,596,239	100.0%

AVERAGE INTEREST RATE	5.92%		3.62%		5.50%

(1)	Includes debt premium
(2)	Includes variable rate debt swapped to fixed rate debt.

		Average Debt Balance
		Mortgage Debt (1)	REMIC (1) (2)	Total Mortgages	Credit Facility	Exchangeable Senior Notes	TOTAL
Beginning Balance	3/31/2008	$1,488,720	$409,852	$1,898,572	$330,000	$287,500	$2,516,072
Credit Facility Borrowings, net		—	—	—	25,000	—	25,000
Christiana Center Financing		45,000	—	45,000	—	—	45,000
Creekview Center Financing		20,000	—	20,000	—	—	20,000
Debt Amortization (3)		(4,976)	(4,857)	(9,833)	—	—	(9,833)

Ending Balance	6/30/2008	$1,548,744	$404,995	$1,953,739	$355,000	$287,500	$2,596,239

Weighted Average Balance		$1,499,679	$408,236	$1,907,915	$354,286	$287,500	$2,549,701

(1)	Includes debt premium.
(2)

In connection with our merger with Crown American Realty Trust in 2003, we assumed from Crown approximately $443.8 million of a 15 property real estate mortgage investment conduit (“REMIC”) with General Electric Capital Corporation that has a final maturity date of September 10, 2025 and is secured by a portfolio of 15 properties at an interest rate of 7.43% per annum. This rate remains in effect until September 10, 2008. The loan can be prepaid without penalty beginning in July 2008. If not prepaid, the interest rate from and after September 10, 2008 will be equal to the greater of (i) 10.43% per annum, or the Treasury Rate, as defined therein, plus 3.0% per annum, and (ii) all cash flow from the properties in excess of funds required to operate the properties and service scheduled payments under the REMIC would be applied to reduce the principal amount outstanding under the REMIC. The mortgage loan had a balance of $402.7 million as of June 30, 2008.

(3)	Includes the amortization of debt premium and balloon payments.

	Debt Maturities (1)
Year	Scheduled Amortization	Debt Premium Amortization	Mortgage Balance at Maturity	Credit Facility	Exchangeable Senior Notes	Total Debt
2008	$11,311	$3,613	$549,943	$—	$—	$564,867
2009	16,452	1,283	145,434	355,000	—	518,169
2010	17,866	1,175	20,860	—	—	39,901
2011	18,348	1,152	89,788	—	—	109,288
2012	15,440	416	363,346	—	287,500	666,702
2013	9,863	—	110,458	—	—	120,321
2014	9,135	—	—	—	—	9,135
Thereafter	10,024	—	557,832	—	—	567,856

	$108,439	$7,639	$1,837,661	$355,000	$287,500	$2,596,239

(1)	The weighted average period to mortgage maturity is 3.98 years. Excludes debt premium.

	Weighted Average Mortgage Interest Rates
	Interest Rate		Marked to Market Interest Rate (GAAP)
Year	Balance	Interest Rate	Balance	Interest Rate
2008	$553,565	7.07%	$553,565	4.93%
2009	146,685	4.80%	146,685	4.71%
2010	21,543	5.72%	21,543	5.72%
2011	94,206	6.74%	94,206	6.74%
2012	389,224	6.08%	389,224	5.69%
2013	123,738	4.95%	123,738	4.95%
Thereafter	617,139	5.54%	617,139	5.54%

Total	$1,946,100	6.05%	$1,946,100	5.36%

Interest Rate Hedging Instruments
Type	Notional Amount	Blended Rate	Latest Settlement Date
10 Year Forward Starting Swaps	$88,000	4.81%	12/10/2008
10 Year Forward Starting Swaps	$150,000	5.36%	12/10/2008
Floating to Fixed	$4,218	4.96%	9/1/2009
Floating to Fixed	$20,000	3.41%	6/1/2010
Floating to Fixed	$45,000	4.02%	6/19/2011

Pennsylvania Real Estate Investment Trust

Debt Schedule as of June 30, 2008

(in thousands)

	Proportionate Share(1)			Interest Rate	Marked to Market Interest Rate (GAAP)	Annual Debt Service	Balance at Maturity	Maturity Date
	Mortgage Debt	Debt Premium	Total
Fixed Rate Mortgage Debt
REMIC Properties
Chambersburg Mall	$17,321	$98	$17,419	7.43%	4.99%	$1,763	$17,200	2008
Francis Scott Key Mall	30,312	171	30,483	7.43%	4.99%	3,085	30,099	2008
Jacksonville Mall	23,384	132	23,516	7.43%	4.99%	2,380	23,219	2008
Logan Valley Mall	49,366	279	49,645	7.43%	4.99%	5,024	49,018	2008
Lycoming Mall	30,312	171	30,483	7.43%	4.99%	3,084	30,099	2008
New River Valley Mall	14,723	83	14,806	7.43%	4.99%	1,498	14,619	2008
Nittany Mall	25,982	147	26,129	7.43%	4.99%	2,644	25,799	2008
North Hanover Mall	17,321	98	17,419	7.43%	4.99%	1,763	17,199	2008
Northeast Tower Center	15,156	86	15,242	7.43%	4.99%	1,542	15,049	2008
Patrick Henry Mall	43,736	247	43,983	7.43%	4.99%	4,451	43,428	2008
Phillipsburg Mall	25,982	147	26,129	7.43%	4.99%	2,644	25,799	2008
South Mall	12,991	73	13,064	7.43%	4.99%	1,322	12,899	2008
Uniontown Mall	20,785	118	20,903	7.43%	4.99%	2,115	20,639	2008
Viewmont Mall	25,982	147	26,129	7.43%	4.99%	2,644	25,799	2008
Wyoming Valley Mall	49,366	279	49,645	7.43%	4.99%	5,024	49,018	2008

Subtotal REMIC	402,719	2,276	404,995	7.43%	4.99%	40,983	399,883	2008

Crossroads Mall	12,668	—	12,668	7.39%	5.75%	1,191	12,647	2008
Exton Square Mall	93,704	669	94,373	6.95%	5.00%	8,102	93,034	2008
Whitehall Mall	6,224	—	6,224	6.77%	6.77%	641	6,129	2008
Palmer Park Mall	15,969	—	15,969	6.77%	6.77%	1,661	15,674	2009
Red Rose Commons	12,678	—	12,678	7.66%	7.66%	1,220	12,425	2009
Valley View Mall	35,038	147	35,185	6.15%	5.75%	2,773	34,335	2009
Creekview Center (2)	20,000	—	20,000	5.56%	5.56%	1,112	19,448	2010
Springfield Park	1,543	—	1,543	7.79%	7.79%	203	1,412	2010
Christiana Center (2)	45,000	—	45,000	5.87%	5.87%	2,639	45,000	2011
Metroplex Shopping Center	30,449	—	30,449	7.25%	7.25%	2,681	28,785	2011
The Court at Oxford Valley	18,757	—	18,757	8.02%	8.02%	2,319	16,003	2011
Beaver Valley Mall	44,980	—	44,980	7.36%	7.36%	3,972	42,266	2012
Capital City Mall	50,658	3,051	53,709	7.61%	5.50%	4,603	47,898	2012
Cherry Hill Mall	192,370	—	192,370	5.42%	5.42%	13,510	177,689	2012
Cherry Hill Mall Supplemental Loan	55,000	—	55,000	5.51%	5.51%	3,030	53,003	2012
Cumberland Mall Loan #1	41,998	1,496	43,494	6.50%	5.40%	3,413	38,782	2012
Pavilion East Associates (2)	4,218	—	4,218	7.71%	7.71%	252	3,708	2012
Dartmouth Mall	64,519	—	64,519	4.95%	4.95%	4,484	57,594	2013
Moorestown Mall	59,219	—	59,219	4.95%	4.95%	4,115	52,863	2013
Magnolia Mall	63,348	—	63,348	5.33%	5.33%	4,413	54,965	2015
Willow Grove Park	154,529	—	154,529	5.65%	5.65%	11,083	133,548	2015
Valley Mall	89,631	—	89,631	5.49%	5.49%	5,014	78,835	2016
Woodland Mall	156,500	—	156,500	5.58%	5.58%	8,397	140,484	2016
Cumberland Mall Loan #2	3,131	—	3,131	5.00%	5.00%	206	—	2017
The Mall at Prince Georges	150,000	—	150,000	5.51%	5.51%	8,270	150,000	2017

Total Fixed Rate Mortgage Debt	1,824,850	7,639	1,832,489	6.22%	5.48%	140,287	1,716,410

Variable Rate Mortgage Debt
Springfield Mall (3)	38,250	—	38,250	3.58%	3.58%	1,370	38,250	2008
Lehigh Valley Mall (4)	75,000	—	75,000	3.38%	3.38%	4,190	75,000	2009
One Cherry Hill Plaza	8,000	—	8,000	3.78%	3.78%	303	8,000	2009

Total Variable Rate Mortgage Debt	121,250	—	121,250	3.47%	3.47%	5,863	121,250

Total Mortgage Debt	$1,946,100	$7,639	$1,953,739	6.05%	5.36%	$146,150	$1,837,660

CONSOLIDATED MORTGAGES	$1,758,981	$7,639	$1,766,620	6.16%	5.39%	$133,274	$1,655,948
UNCONSOLIDATED MORTGAGES	187,119	—	187,119	5.05%	5.05%	12,876	181,712
EXCHANGEABLE SENIOR NOTES	287,500	—	287,500	4.00%	4.00%	11,500	287,500
CREDIT FACILITY	355,000	—	355,000	3.68%	3.68%	13,057	—

Total	$2,588,600	$7,639	$2,596,239	5.50%	4.98%	$159,207	$2,125,160

(1)	Includes 100% of debt from consolidated properties and our share of debt from unconsolidated properties, based on our ownership percentage.
(2)	The mortgages for these properties have been swapped to a fixed interest rate presented.
(3)	Mortgage has three, one-year renewal options. The first option was exercised in December 2007.
(4)	Mortgage has three, one-year renewal options. The second option was exercised in July 2008 for the period August 10, 2008 to August 9, 2009.

Pennsylvania Real Estate Investment Trust

Shareholder Information

Ten Largest Institutional Shareholders:	Common Shares Held (1)
Barclays Global Investors, NA (California)	3,402,136
Goldman Sachs Asset Management LP (US)	3,344,671
Vanguard Group, Inc	2,943,105
ING Clarion Real Estate Securities	2,151,353
RREEF America LLC	1,685,406
State Street Global Advisors (U.S.)	1,497,647
LaSalle Investment Management Securities LP	875,164
Catapult Capital Management LLC	872,500
Real Estate Management Services LLC	615,900
Pacific Heights Asset Management LLC	600,000

TOTAL of Ten Largest Institutional:	17,987,882
TOTAL of all Institutional Holders:	32,103,072
Ten Largest as % of Total Institutional:	56.0%

(1)	Based on 13F and 13G filings as of 12/31/07 or most recent filings.

Breakdown of Share & Unit Ownership: Shares Held	Most Recent	% of Outstanding	December 31, 2007
Institutional (1)	32,103,072	77.2%	29,753,729
Retail (2)	5,355,268	12.8%	6,629,028
Insiders (3)	4,147,196	10.0%	4,965,503

TOTAL	41,605,536	100.0%	41,348,260

(1)	Based on 13F and 13G filings as of 12/31/07 or most recent filings.

(2)	Retail ownership equals total shares outstanding minus institutional and insider ownership.

(3)	Insider holdings as of April 1, 2008 (Shares and O.P. Units only). Excludes 143,250 exercisable options. See proxy statement dated April 18, 2008 for more details.

Pennsylvania Real Estate Investment Trust

Definitions

Funds From Operations (FFO)

The National Association of Real Estate Investment Trusts (“NAREIT”) defines Funds From Operations, which is a non-GAAP measure, as income before gains (losses) on sales of operating properties and extraordinary items (computed in accordance with GAAP); plus real estate depreciation; plus or minus adjustments for unconsolidated partnerships to reflect funds from operations on the same basis. We compute Funds From Operations by taking the amount determined pursuant to the NAREIT definition and subtracting dividends on preferred shares (“FFO”). Funds From Operations is a commonly used measure of operating performance and profitability in the REIT industry, and we use FFO as a supplemental non-GAAP measure to compare our Company’s performance to that of our industry peers. Similarly, FFO per diluted share is a measure that is useful because it reflects the dilutive impact of outstanding convertible securities. In addition, we use FFO and FFO per diluted share as a performance measure for determining bonus amounts earned under certain of our performance-based executive compensation programs. The Company computes FFO in accordance with standards established by NAREIT, less dividends on preferred shares for periods during which the Company had preferred shares outstanding, which may not be comparable to FFO reported by other REITs that do not define the term in accordance with the current NAREIT definition, or that interpret the current NAREIT definition differently than the Company.

FFO does not include gains (losses) on operating real estate assets, which are included in the determination of net income in accordance with GAAP. Accordingly, FFO is not a comprehensive measure of our operating cash flows. In addition, since FFO does not include depreciation on real estate assets, FFO may not be a useful performance measure when comparing our operating performance to that of other non-real estate commercial enterprises. We compensate for these limitations by using FFO in conjunction with other GAAP financial performance measures, such as net income and net cash provided by operating activities, and other non-GAAP financial performance measures such as net operating income. FFO does not represent cash generated from operating activities in accordance with GAAP and should not be considered to be an alternative to net income (determined in accordance with GAAP) as an indication of the Company’s financial performance or to be an alternative to cash flow from operating activities (determined in accordance with GAAP) as a measure of the Company’s liquidity, nor is it indicative of funds available for the Company’s cash needs, including its ability to make cash distributions.

The Company believes that net income is the most directly comparable GAAP measurement to FFO. The Company believes that FFO is helpful to management and investors as a measure of operating performance because it excludes various items included in net income that do not relate to or are not indicative of operating performance, such as various non-recurring items that are considered extraordinary under GAAP, gains on sales of real estate and depreciation and amortization of real estate.

Net Operating Income (NOI)

Net operating income (“NOI”), which is a non-GAAP measure, is derived from revenues (determined in accordance with GAAP) minus property operating expenses (determined in accordance with GAAP). Net operating income is a non-GAAP measure. It does not represent cash generated from operating activities in accordance with GAAP and should not be considered to be an alternative to net income (determined in accordance with GAAP) as an indication of the Company’s financial performance or to be an alternative to cash flow from operating activities (determined in accordance with GAAP) as a measure of the Company’s liquidity; nor is it indicative of funds available for the Company’s cash needs, including its ability to make cash distributions. The Company believes that net income is the most directly comparable GAAP measurement to net operating income.

The Company believes that net operating income is helpful to management and investors as a measure of operating performance because it is an indicator of the return on property investment, and provides a method of comparing property performance over time. Net operating income excludes general and administrative expenses, management company revenues, interest income, interest expense, depreciation and amortization, income from discontinued operations and gains on sales of interests in real estate.

Funds Available for Distribution (FAD)

FAD, which some companies refer to as Cash Available for Distributions (CAD) or Adjusted FFO (AFFO), is a measure of a real estate company’s cash flows generated by operations and capacity to pay dividends. The Company calculates FAD by starting with FFO and subtracting (1) straight-line rents, (2) normalized recurring capital expenditures that are capitalized but necessary to maintain our properties, (3) operational tenant allowances, (4) capitalized leasing costs, (5) amortization of debt premium, and (6) amortization of above- and below-market lease intangibles.

The Company believes that net income is the most directly comparable GAAP measurement to FAD. The Company believes FAD provides a meaningful indicator of its ability to fund cash needs and to make cash distributions to equity owners. In addition, the Company believes that to further understand its liquidity, FAD should be compared with its cash flow from operating activities determined in accordance with GAAP, as presented in its consolidated financial statements. The computation of FAD may not be comparable to FAD reported by other REITs or real estate companies and FAD does not represent cash generated from operating activities determined in accordance with GAAP, and should not be considered as an alternative to net income (determined in accordance with GAAP) as an indication of our performance, or as an alternative to net cash flow from operating activities (determined in accordance with GAAP), as a measure of our liquidity.